CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                         Registration Statement No. 333-129918-3

                                 CMBS NEW ISSUE

                                  CSMC 2006-C2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,252,327,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-C2

[COLUMN FINANCIAL A CREDIT SUISSE COMPANY LOGO]

          CREDIT SUISSE

                    RBS GREENWICH CAPITAL

                                    WACHOVIA SECURITIES

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

I. TRANSACTION OFFERING (1)

                          INITIAL         APPROXIMATE                               ASSUMED
                         PRINCIPAL        % OF TOTAL                                WEIGHTED
                          BALANCE           INITIAL     APPROXIMATE    INITIAL      AVERAGE                      EXPECTED
          EXPECTED      OR NOTIONAL        PRINCIPAL      CREDIT     PASS-THROUGH     LIFE        EXPECTED       PRINCIPAL
  CLASS  RATINGS (2)      AMOUNT            BALANCE       SUPPORT       RATE (3)   (YEARS) (4)  MATURITY (4)     WINDOW (4)
-------- -----------  ---------------     -----------   -----------  ------------  -----------  ------------   -------------
 OFFERED CERTIFICATES:
  A-1     Aaa/AAA     $    58,000,000            4.03%        30.00%      %                3.2      03/11      06/06 - 03/11
  A-2     Aaa/AAA     $    66,000,000            4.59%        30.00%      %                7.0      07/15      03/11 - 07/15
  A-3     Aaa/AAA     $   364,878,000           25.35%        30.00%      %                9.6      02/16      07/15 - 02/16
 A-1-A    Aaa/AAA     $   518,741,000           36.04%        30.00%      %                9.1      02/16      06/06 - 02/16
  A-M     Aaa/AAA     $   143,946,000           10.00%        20.00%      %                9.8      03/16      02/16 - 03/16
  A-J     Aaa/AAA     $   100,762,000            7.00%        13.00%      %                9.8      03/16      03/16 - 03/16
NON-OFFERED CERTIFICATES (6):
   B       Aa2/AA     $    30,588,000            2.12%        10.88%      %                9.8      03/16      03/16 - 03/16
   C      Aa3/AA-     $    12,595,000            0.87%        10.00%      %                9.9      04/16      03/16 - 04/16
   D        A2/A      $    23,391,000            1.62%         8.38%      %                9.9      04/16      04/16 - 04/16
   E       A3/A-      $    17,994,000            1.25%         7.13%      %                9.9      04/16      04/16 - 04/16
   F     Baa1/BBB+    $    16,193,000            1.12%         6.00%      %                9.9      04/16      04/16 - 04/16
   G      Baa2/BBB    $    19,793,000            1.38%         4.63%      %                9.9      04/16      04/16 - 04/16
   H     Baa3/BBB-    $    16,194,000            1.13%         3.50%      %                9.9      04/16      04/16 - 04/16
   J      Ba1/BB+     $     5,398,000            0.38%         3.13%      %                9.9      04/16      04/16 - 04/16
   K       Ba2/BB     $     5,398,000            0.38%         2.75%      %                9.9      04/16      04/16 - 04/16
   L      Ba3/BB-     $     5,398,000            0.38%         2.38%      %                9.9      05/16      04/16 - 05/16
   M       B1/B+      $     1,799,000            0.12%         2.25%      %               10.0      05/16      05/16 - 05/16
   N        B2/B      $     7,197,000            0.50%         1.75%      %               10.0      05/16      05/16 - 05/16
   O       B3/B-      $     5,398,000            0.38%         1.38%      %               10.0      05/16      05/16 - 05/16
   P       NR/NR      $    19,793,352            1.38%         0.00%      %               10.0      06/16      05/16 - 06/16
  A-X     Aaa/AAA     $ 1,439,456,352(7)          N/A           N/A       %                9.1      06/16           N/A
 A-SP     Aaa/AAA                    (7)          N/A           N/A       %                                         N/A

           LEGAL
  CLASS    STATUS       ERISA (5)
-------- ------------   ---------
OFFERED CERTIFICATES:
  A-1       Public         Yes
  A-2       Public         Yes
  A-3       Public         Yes
 A-1-A      Public         Yes
  A-M       Public         Yes
  A-J       Public         Yes
NON-OFFERED CERTIFICATES (6):
   B     Private-144A      Yes
   C     Private-144A      Yes
   D     Private-144A      Yes
   E     Private-144A      Yes
   F     Private-144A      Yes
   G     Private-144A      Yes
   H     Private-144A      Yes
   J     Private-144A      No
   K     Private-144A      No
   L     Private-144A      No
   M     Private-144A      No
   N     Private-144A      No
   O     Private-144A      No
   P     Private-144A      No
  A-X    Private-144A      Yes
 A-SP    Private-144A      Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.
(2) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.
(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.
(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.
(6)  Not offered by the free writing prospectus or this term sheet.
(7)  Notional Amount.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

II. MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc., "Column," will be selling all mortgage loans to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the Issuing Entity. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

III. COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:                  $1,439,456,353
          Average Cut-off Date Principal Balance:         $7,458,323
          Loans / Properties:                             193 / 213
          Largest Loan:                                   10.9%
          Five Largest Loans / Group of Loans:            24.7%
          Ten Largest Loans / Group of Loans:             33.3%

     -    PROPERTY TYPE CONCENTRATIONS
          Retail:                                         38.8% (Anchored 22.0%, Unanchored 16.8%)
          Multifamily (2):                                36.8%
          Office:                                         10.9%
          Hotel:                                          5.0%
          Industrial:                                     4.3%
          Mixed Use:                                      3.5%
          Self Storage:                                   0.8%

     -    GEOGRAPHIC DISTRIBUTION
          Texas:                                          15.4%
          California:                                     12.3% (Southern 11.1%, Northern 1.2%) (3)
          North Carolina:                                 11.2%
          Florida:                                        7.8%
          Georgia:                                        7.0%
          New York:                                       5.6%
          Other:                                          29 other states and the District of Columbia,  each  individually
                                                          3.1% or less

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR (4):                1.33x
          Wtd. Avg. Cut-off Date LTV Ratio:               73.0%
          Wtd. Avg. Balloon/ARD LTV Ratio:                64.7%

     (1) All information provided based on a Cut-off Date in May 2006 unless otherwise noted.
     (2) Includes Manufactured Housing properties, which comprise 1.8% of the initial mortgage pool balance.
     (3) "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.
     (4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

     -    LOANS WITH RESERVE REQUIREMENTS ((1), (2))
          Tax escrows:                                    99.6%
          Insurance escrows:                              99.6%
          Cap. Ex escrows:                                91.7%
          TI/LC escrows (3):                              84.3%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                                      5.686%
          Wtd. Avg. Remaining Term (4):                   115 Months
          Wtd. Avg. Seasoning:                            3 Months
          Call Protection:                                All of  the  mortgage  loans  provide  for  either  a  prepayment lockout period ("Lockout"),  a defeasance period  ("Defeasance"), a yield  maintenance  premium  period  ("YMP"),  or a combination thereof.
          Ownership Interest:                             90.0% (Fee); 6.3% (Fee/Leasehold); and 3.7% (Leasehold)
          Delinquency:                                    None of the mortgage  loans were  delinquent  with respect to any monthly debt service  payment for 30 days or more as of the April
                                                          2006 due date.

     (1)  Includes loans with provisions for upfront and/or collected reserves.
     (2)  Includes loans that provide for springing reserves.
     (3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
     (4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

IV. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:    Classes A-1, A-2, A-3, A-1-A, A-M and A-J

PASS-THROUGH STRUCTURE:  Senior/Subordinate, Sequential Pay Pass-Through
                         Certificates

MORTGAGE LOAN SELLER:    Column Financial, Inc.

SPONSOR:                 Column Financial, Inc.

BOOKRUNNER/LEAD MANAGER: Credit Suisse Securities (USA) LLC

CO-MANAGERS:             Greenwich Capital Markets, Inc. and Wachovia Capital
                         Markets, LLC

RATING AGENCIES:         Moody's Investors Service and Standard & Poor's Ratings
                         Services.

MASTER SERVICER:         Wachovia Bank, National Association

PRIMARY SERVICER:        Wachovia Bank, National Association

SPECIAL SERVICER:        ArCap Servicing, Inc.

TRUSTEE:                 Wells Fargo Bank, N.A.

CUT-OFF DATE:            May 2006

SETTLEMENT DATE:         On or about May 30, 2006

DISTRIBUTION DATE:       The fourth business day following the Determination
                         Date in each month, beginning June 2006

DETERMINATION DATE:      The eleventh calendar day of the month, or, if the
                         eleventh calendar day is not a business day, the next succeeding business day, beginning in June 2006

MINIMUM DENOMINATIONS:   $10,000 for all offered Certificates and in additional
                         multiples of $1

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds, with
                         accrued interest

ERISA: Classes A-1, A-2, A-3, A-1-A, A-M and A-J and are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:           REMIC

ANALYTICS:               Cashflows are expected to be available through
                         Bloomberg, the Trepp Group, and Intex Solutions.

TAX NOTICE:              THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED,
                         AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S.
                         FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS TERM SHEET
                         IS WRITTEN AND PROVIDED BY THE DEPOSITOR IN CONNECTION
                         WITH THE PROMOTION OR MARKETING BY THE MANAGERS OF THE
                         TRANSACTIONS OR MATTERS ADDRESSED IN THIS TERM SHEET.
                         INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
                         CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

V. STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-3 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the A-1, A-2 and A-3 sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class P through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VI. YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:    Yield Maintenance Charges (exclusive of any Yield
                              Maintenance Charges allocated to the Class V-2) will generally be distributed on each Distribution
                              Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                              Entitlement Fraction as described below) will be delivered to one or more of the following Classes:
                              A-1, A-2, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G
                              and H Certificates (the "Yield Maintenance
                              Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP Certificates.

                              With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                              - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                              - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                              With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                              - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                              - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

YIELD MAINTENANCE CHARGE EXAMPLE:  The following is an example of the Yield
                                   Maintenance Charge allocation based on the following assumptions:

                                   -  Class receiving 100% of the principal is
                                      A-1

                                   -  Mortgage rate: 8.00%

                                   -  The Discount Rate at time of prepayment:
                                      5.75%

                                   - The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                           CLASS A-1 CERTIFICATES       CLASS A-X / CLASS A-SP CERTIFICATES
------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)        (7.00%-5.75%)                (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------        -------------
(Mortgage Rate-Discount Rate)                    (8.00%-5.75%)

Yield Maintenance Charge Allocation              55.56%                       44.44%

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

VII.  ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:    Any Prepayment Interest Shortfalls that are
                                   not offset by the compensating payments made in limited circumstances by the Master
                                   Servicers will generally be allocated
                                   pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                          The Master Servicer will generally be
                                   required to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that a Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:              On any Distribution Date on which the
                                   mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free Writing
                                   Prospectus), the Master Servicer, or the Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Free Writing
                                   Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                                    WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF    AVERAGE                  WEIGHTED
                                   MORTGAGED      CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                                      REAL         PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
          STATE                    PROPERTIES     BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)
          --------------------------------------------------------------------------------------------------------------
          Texas                         25      $    221,570,041      15.4%          5.628%      1.33x        78.6%
          California                    32           177,019,011      12.3%          5.690%      1.31         66.2%
            Southern California (2)     28           160,316,458      11.1%          5.672%      1.30         66.3%
            Northern California (2)      4            16,702,552       1.2%          5.860%      1.42         64.8%
          North Carolina                19           160,755,775      11.2%          5.621%      1.27         76.9%
          Florida                       16           111,742,007       7.8%          5.729%      1.30         71.2%
          Georgia                       13           100,556,873       7.0%          5.771%      1.29         74.1%
          New York                       2            80,390,770       5.6%          5.664%      1.28         77.0%
          Virginia                       6            44,625,817       3.1%          5.749%      1.27         76.0%
          Pennsylvania                   2            44,549,196       3.1%          5.871%      1.29         77.4%
          Illinois                       9            40,198,139       2.8%          5.806%      1.35         72.8%
          New Jersey                     3            37,130,326       2.6%          5.708%      1.25         77.7%
          South Carolina                 7            36,434,223       2.5%          5.803%      1.46         74.6%
          Hawaii                         2            35,700,000       2.5%          5.503%      1.26         66.8%
          Ohio                          13            34,156,778       2.4%          5.713%      1.40         74.5%
          Washington                     5            28,868,260       2.0%          5.515%      1.30         66.9%
          Arizona                        5            28,668,775       2.0%          5.675%      1.25         72.4%
          Louisiana                      4            25,328,483       1.8%          5.703%      1.26         76.0%
          District of Columbia           1            25,000,000       1.7%          5.582%      2.21         43.3%
          Indiana                        5            22,009,175       1.5%          5.797%      1.44         67.4%
          Michigan                       5            20,342,491       1.4%          5.547%      1.38         68.1%
          Oregon                         4            20,338,408       1.4%          5.567%      1.26         70.0%
          Tennessee                      3            19,594,771       1.4%          5.770%      1.33         74.7%
          Alabama                        5            18,234,225       1.3%          5.764%      1.33         74.3%
          Massachusetts                  2            14,856,438       1.0%          5.912%      1.42         64.2%
          Iowa                           4            13,879,022       1.0%          5.814%      1.32         71.6%
          Colorado                       3            13,013,914       0.9%          5.585%      1.38         72.6%
          Nevada                         3            12,800,000       0.9%          5.599%      1.36         66.9%
          Maryland                       2            12,480,810       0.9%          5.684%      1.39         73.5%
          Kentucky                       2             8,761,140       0.6%          5.835%      1.29         75.0%
          Mississippi                    1             6,400,000       0.4%          5.500%      1.45         78.0%
          Connecticut                    2             5,752,803       0.4%          5.737%      1.27         71.6%
          Oklahoma                       2             5,231,522       0.4%          5.766%      1.36         77.6%
          Minnesota                      2             5,063,327       0.4%          5.680%      1.24         77.9%
          Arkansas                       1             2,900,000       0.2%          5.690%      1.36         80.0%
          Delaware                       1             2,477,099       0.2%          5.580%      1.48         61.9%
          Idaho                          1             1,896,392       0.1%          5.830%      1.34         64.3%
          Maine                          1               730,342       0.1%          5.850%      1.33         76.1%
                                   -------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:      213      $  1,439,456,353      100.0%         5.686%      1.33x        73.0%
                                   =====================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                          WEIGHTED
                          NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                          MORTGAGED     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                            REAL         PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE   CUT-OFF DATE
PROPERTY TYPE            PROPERTIES     BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Retail                        88      $    558,644,818      38.8%          5.686%       1.28x        72.9%
Multifamily                   69           529,647,108      36.8%          5.624%       1.34         74.8%
Office                        20           156,734,954      10.9%          5.676%       1.32         74.6%
Hotel                         14            71,720,607       5.0%          6.078%       1.59         65.4%
Industrial                     9            61,200,145       4.3%          5.763%       1.32         67.6%
Mixed Use                      7            50,423,831       3.5%          5.678%       1.30         69.2%
Self Storage                   6            11,084,890       0.8%          5.947%       1.45         70.4%
                         -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      213      $  1,439,456,353     100.0%          5.686%       1.33x        73.0%
                         =====================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                  WEIGHTED
                                                        NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
                                                        MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                         PROPERTY          REAL      PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
          PROPERTY TYPE                  SUB-TYPE       PROPERTIES  BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
          -------------------------------------------------------------------------------------------------------------------------
          RETAIL
                                      Anchored              24      $ 316,239,133      22.0%       5.688%     1.27x       74.6%
                                      Unanchored            64        242,405,685      16.8%       5.683%     1.30        70.7%
                                      ---------------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:                           88      $ 558,644,818      38.8%       5.686%     1.28x       72.9%
                                      =============================================================================================

                                                                                                  WEIGHTED
                                                        NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
                                                        MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                         PROPERTY          REAL      PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
          PROPERTY TYPE                  SUB-TYPE       PROPERTIES  BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
          -------------------------------------------------------------------------------------------------------------------------
          MULTIFAMILY
                                      Conventional          59      $ 503,748,994      35.0%       5.616%     1.35x       75.1%
                                      Manufactured          10         25,898,113       1.8%       5.775%     1.33        68.6%
                                      Housing
                                      ---------------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:                           69      $ 529,647,108      36.8%       5.624%     1.34x       74.8%
                                      =============================================================================================

                                                                                                  WEIGHTED
                                                        NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
                                                        MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                         PROPERTY          REAL      PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
          PROPERTY TYPE                  SUB-TYPE       PROPERTIES  BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
          -------------------------------------------------------------------------------------------------------------------------
          HOTEL
                                      Limited Service       11      $  50,273,275       3.5%       5.961%     1.59x       66.6%
                                      Full Service           3         21,447,332       1.5%       6.350%     1.58        62.7%
                                      ---------------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE:                           14      $  71,720,607       5.0%       6.078%     1.59x       65.4%
                                      =============================================================================================

          (1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                          WEIGHTED
                          NUMBER OF                      PERCENTAGE OF     AVERAGE                 WEIGHTED
                          MORTGAGED     CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE
                            REAL         PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
FEE/LEASEHOLD            PROPERTIES     BALANCE (1)         BALANCE         RATES     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Fee                          206      $  1,295,279,604       90.0%         5.688%       1.32x        73.6%
Fee/Leasehold                  4            91,223,676        6.3%         5.675%       1.27         71.3%
Leasehold                      3            52,953,073        3.7%         5.671%       1.70         61.8%
                         -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      213      $  1,439,456,353      100.0%         5.686%       1.33x        73.0%
                         =====================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST   AVERAGE    CUT-OFF DATE
      PRINCIPAL BALANCES (1)       LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
     $730,342  -  1,000,000           9      $      7,801,804      0.5%          6.003%      1.41x        73.1%
    1,000,001  -  1,500,000          10            13,442,584      0.9%          5.823%      1.43         67.0%
    1,500,001  -  2,000,000          19            34,441,407      2.4%          5.769%      1.39         66.8%
    2,000,001  -  3,000,000          27            71,382,927      5.0%          5.753%      1.34         68.8%
    3,000,001  -  4,000,000          32           113,175,337      7.9%          5.715%      1.34         71.1%
    4,000,001  -  5,000,000          34           154,318,026     10.7%          5.755%      1.36         71.2%
    5,000,001  -  6,000,000           7            40,380,455      2.8%          5.743%      1.39         67.5%
    6,000,001  -  7,000,000           9            59,567,559      4.1%          5.776%      1.48         69.8%
    7,000,001  -  8,000,000           7            52,598,013      3.7%          5.722%      1.25         72.5%
    8,000,001  -  10,000,000          7            62,242,142      4.3%          5.665%      1.27         77.4%
   10,000,001  -  12,000,000          5            56,054,781      3.9%          5.571%      1.26         75.9%
   12,000,001  -  15,000,000          5            69,308,378      4.8%          5.684%      1.29         74.6%
   15,000,001  -  20,000,000          8           139,763,585      9.7%          5.641%      1.24         73.6%
   20,000,001  -  40,000,000         10           241,101,511     16.7%          5.652%      1.35         70.7%
   40,000,001  -  65,000,000          2            92,750,000      6.4%          5.746%      1.27         72.9%
   65,000,001  -  100,000,000         1            73,687,843      5.1%          5.735%      1.25         78.4%
  100,000,001  -  $157,440,000        1           157,440,000     10.9%          5.548%      1.38         80.0%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             193      $  1,439,456,353    100.0%          5.686%      1.33x        73.0%
                                 ==================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                     $    157,440,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                     $        730,342
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                     $      7,458,323


(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF     AVERAGE                WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF                  MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST   AVERAGE    CUT-OFF DATE
        U/W DSCRS                   LOANS       BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
   1.19x    -     1.22               33      $    287,361,480     20.0%         5.649%      1.21x        75.4%
   1.23     -     1.26               36           350,885,686     24.4%         5.694%      1.25         74.7%
   1.27     -     1.30               29           234,660,672     16.3%         5.720%      1.28         73.2%
   1.31     -     1.35               27           126,442,653      8.8%         5.676%      1.33         71.1%
   1.36     -     1.40               20           249,092,792     17.3%         5.653%      1.38         77.3%
   1.41     -     1.45               14            59,349,235      4.1%         5.602%      1.43         69.5%
   1.46     -     1.50                7            15,764,080      1.1%         5.739%      1.48         65.0%
   1.51     -     1.80               21            74,474,092      5.2%         5.826%      1.61         62.4%
   1.81     -     2.21x               6            41,425,663      2.9%         5.776%      2.07         48.6%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             193      $  1,439,456,353    100.0%         5.686%      1.33x        73.0%
                                 ==================================================================================

MAXIMUM U/W DSCR:                                                          2.21x
MINIMUM U/W DSCR:                                                          1.19x
WTD. AVG. U/W DSCR:                                                        1.33x

(1) ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF     AVERAGE                WEIGHTED
                                 UNDERLYING      CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF CUT-OFF DATE          MORTGAGE         PRINCIPAL   MORTGAGE POOL    INTEREST   AVERAGE    CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)          LOANS         BALANCE (1)     BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
      38.1%  -   60.0%               22      $     90,523,426       6.3%         5.722%      1.73x        51.3%
      60.1%  -   65.0%               14            67,908,993       4.7%         5.628%      1.40         63.0%
      65.1%  -   70.0%               44           273,454,090      19.0%         5.749%      1.33         68.0%
      70.1%  -   73.0%               18           128,636,473       8.9%         5.650%      1.27         72.1%
      73.1%  -   75.0%               18           112,030,428       7.8%         5.672%      1.32         74.1%
      75.1%  -   78.0%               40           328,391,735      22.8%         5.717%      1.27         76.9%
      78.1%  -   80.0%               37           438,511,209      30.5%         5.641%      1.30         79.3%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             193      $  1,439,456,353     100.0%         5.686%      1.33x        73.0%
                                 ==================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                         80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                         38.1%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                       73.0%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                             MORTGAGE INTEREST RATES

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF     AVERAGE                WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF                MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST    AVERAGE   CUT-OFF DATE
  MORTGAGE INTEREST RATES          LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
  5.180%    -    5.250%               1      $      7,241,575       0.5%          5.180%     1.24x        72.4%
  5.251%    -    5.500%              14            90,776,690       6.3%          5.425%     1.35         70.4%
  5.501%    -    5.750%              93           918,764,283      63.8%          5.615%     1.32         74.1%
  5.751%    -    6.000%              68           342,316,225      23.8%          5.847%     1.33         72.1%
  6.001%    -    6.430%              17            80,357,580       5.6%          6.160%     1.42         67.4%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             193      $  1,439,456,353     100.0%          5.686%     1.33x        73.0%
                                 ==================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                            6.430%
MINIMUM MORTGAGE INTEREST RATE:                                            5.180%
WTD. AVG. MORTGAGE INTEREST RATE:                                          5.686%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED        WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE        AVERAGE
                                  MORTGAGE      PRINCIPAL      MORTGAGE POOL    INTEREST   AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                           LOANS      BALANCE (1)        BALANCE         RATE     U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term        79      $    851,509,585      59.2%         5.665%      1.29x        75.0%            41
Balloons without IO Term            109           500,095,432      34.7%         5.741%      1.35         71.9%           N/A
Interest Only Balloon Loans           2            74,000,000       5.1%         5.617%      1.58         60.2%            97
ARD Loans with IO Periods             1             7,000,000       0.5%         5.330%      1.44         62.8%             9
ARD Loans without IO Periods          2             6,851,336       0.5%         5.520%      1.39         61.8%           N/A
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             193      $  1,439,456,353     100.0%         5.686%      1.33x        73.0%           N/A
                                 =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                WEIGHTED
                                   NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
              RANGE OF             UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
           ORIGINAL TERMS           MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
  TO STATED MATURITY (MONTHS) (1)    LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
         59      -       84             5      $    48,581,438       3.4%        5.869%      1.86x       55.2%
         85      -       120          152        1,149,162,738      79.8%        5.678%      1.32        73.8%
        121      -       122           36          241,712,177      16.8%        5.689%      1.28        73.0%
                                   --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               193      $ 1,439,456,353     100.0%        5.686%      1.33x       73.0%
                                   ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                       122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                     118

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                  REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                    WEIGHTED
                                       NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
              RANGE OF                UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
           REMAINING TERMS             MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
  TO STATED MATURITY (MONTHS) (1)(2)    LOANS       BALANCE (2)       BALANCE        RATE      U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
       56       -        116              59      $    618,830,560     43.0%         5.671%     1.36x         73.7%
      117       -        121             134           820,625,792     57.0%         5.698%      1.30         72.5%
                                      ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  193      $  1,439,456,353    100.0%         5.686%     1.33x         73.0%
                                      =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                   121
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                    56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                 115

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                                WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF    AVERAGE                WEIGHTED
            RANGE OF             UNDERLYING    CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
     ORIGINAL AMORTIZATION        MORTGAGE      PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
          TERMS (MONTHS)           LOANS       BALANCE (1)         BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
         Interest Only               2       $     74,000,000        5.1%        5.617%      1.58x       60.2%
      180     -      300            20             86,168,714        6.0%        6.004%      1.57        64.8%
      301     -      364           171          1,279,287,639       88.9%        5.669%      1.30        74.3%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            193       $  1,439,456,353      100.0%        5.686%      1.33x       73.0%
                                 ==================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             364
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):                           356

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                        REMAINING AMORTIZATION TERMS (1)

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
           RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
    REMAINING AMORTIZATION        MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
       TERMS (MONTHS) (1)          LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
         Interest Only               2       $     74,000,000       5.1%         5.617%      1.58x        60.2%
     176        -        299        19             79,168,714       5.5%         5.976%      1.55         65.6%
     300        -        364       172          1,286,287,639      89.4%         5.673%      1.30         74.2%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            193       $  1,439,456,353     100.0%         5.686%      1.33x        73.0%
                                 ==================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         364
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         176
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                       355

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  MORTGAGED    CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED     AVERAGE
       RANGE OF YEARS               REAL         PRINCIPAL     MORTGAGE POOL    INTEREST    AVERAGE   CUT-OFF DATE
   BUILT/RENOVATED (1)           PROPERTIES     BALANCE (2)       BALANCE         RATE      U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
   1974      -       1985              4     $     16,521,863      1.1%         5.650%       1.26x       73.4%
   1986      -       1994              8           23,281,282      1.6%         5.694%       1.37        66.5%
   1995      -       1998             21          127,454,920      8.9%         5.632%       1.27        73.9%
   1999      -       2000             27          138,748,394      9.6%         5.757%       1.34        73.6%
   2001      -       2002             18          170,833,755     11.9%         5.720%       1.32        71.6%
   2003      -       2006            135          962,616,138     66.9%         5.678%       1.33        73.2%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              213     $  1,439,456,353    100.0%         5.686%       1.33x       73.0%
                                 ==================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                                       2006
OLDEST YEAR BUILT/RENOVATED (1):                                            1974
WTD. AVG. YEAR BUILT/RENOVATED (1):                                         2002

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF     AVERAGE                 WEIGHTED
                                  MORTGAGED    CUT-OFF DATE      INITIAL        MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF                 REAL         PRINCIPAL      MORTGAGE POOL    INTEREST   AVERAGE    CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)     PROPERTIES     BALANCE (2)      BALANCE          RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
     67%     -     85%                13     $     68,203,807      4.7%          5.886%      1.32x        72.2%
     86%     -     90%                18          77,647,262       5.4%          5.625%      1.39         73.9%
     91%     -     93%                19          140,416,678      9.8%          5.593%      1.33         75.6%
     94%     -     95%                24          238,009,817     16.5%          5.581%      1.29         74.6%
     96%     -     97%                20          172,960,770     12.0%          5.711%      1.29         75.1%
     98%     -    100%               105          670,497,412     46.6%          5.682%      1.32         72.2%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              199     $  1,367,735,746     95.0%          5.666%      1.31x        73.4%
                                 ==================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                           100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                            67%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                                          96%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                        WEIGHTED    WEIGHTED           WEIGHTED
                                                                        AVERAGE      AVERAGE           AVERAGE           WEIGHTED
                                                         PERCENTAGE OF REMAINING    REMAINING         REMAINING          AVERAGE
            RANGE OF           NUMBER OF  CUT-OFF DATE      INITIAL     LOCKOUT      LOCKOUT           LOCKOUT          REMAINING
       REMAINING TERMS TO      MORTGAGE     PRINCIPAL    MORTGAGE POOL   PERIOD  PLUS YM PERIOD PLUS PREPAYMENT PERIOD   MATURITY
  STATED MATURITY (MONTHS) (1)   LOANS     BALANCE (2)      BALANCE     (MONTHS)    (MONTHS)           (MONTHS)        (MONTHS) (1)
-----------------------------------------------------------------------------------------------------------------------------------
   56         -         116        59    $   618,830,560     43.0%        102          106               102               111
  117         -         121       134        820,625,792     57.0%        110          114               110               118
                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           193    $ 1,439,456,353    100.0%        107          110               107               115
                               ====================================================================================================

(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                                PREPAYMENT OPTION

                                                                        WEIGHTED     WEIGHTED           WEIGHTED
                                                                         AVERAGE      AVERAGE           AVERAGE           WEIGHTED
                                                          PERCENTAGE OF REMAINING    REMAINING         REMAINING          AVERAGE
                                NUMBER OF   CUT-OFF DATE      INITIAL    LOCKOUT      LOCKOUT           LOCKOUT          REMAINING
                                MORTGAGE     PRINCIPAL    MORTGAGE POOL  PERIOD   PLUS YM PERIOD PLUS PREPAYMENT PERIOD   MATURITY
      PREPAYMENT OPTION          LOANS      BALANCE (1)      BALANCE    (MONTHS)     (MONTHS)           (MONTHS)        (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance              178     $ 1,354,601,183    94.1%        112          112               112               116
Lockout / Yield Maintenance (3)    15          84,855,169     5.9%         25           91                25                94
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           193     $ 1,439,456,353   100.0%        107          110               107               115
                                ====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(3) INCLUDES THE INTERNATIONAL TRADE CENTER MORTGAGE LOAN; HOWEVER, THE BORROWER MAY ALSO DEFEASE THE LOAN.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                              WEIGHTED
                                              PERCENTAGE OF   AVERAGE                   WEIGHTED
                          CUT-OFF DATE           INITIAL      MORTGAGE    WEIGHTED      AVERAGE
                            PRINCIPAL         MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
  CONCENTRATION            BALANCE (1)           BALANCE        RATE      U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------
Top 1                   $      157,440,000       10.9%        5.548%       1.38x        80.0%
Top 3                          280,127,843       19.5%        5.612%       1.32         77.6%
Top 5                          354,877,843       24.7%        5.639%       1.32         77.3%
Top 7                          407,052,843       28.3%        5.628%       1.37         75.3%
Top 10                         479,802,843       33.3%        5.648%       1.35         75.1%
--------------------------------------------------------------------------------------------------
ENTIRE POOL             $    1,439,456,353      100.0%        5.686%       1.33x        73.0%
==================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE      INITIAL       MORTGAGE    WEIGHTED     AVERAGE
                                 REAL       PRINCIPAL      LOAN GROUP 1    INTEREST     AVERAGE   CUT-OFF DATE
STATE                         PROPERTIES   BALANCE (1)        BALANCE        RATE      U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
California                        30       $ 172,390,053       18.7%        5.686%       1.31x       66.1%
   Southern California (2)        26         155,687,501       16.9%        5.668%       1.30        66.3%
   Northern California (2)        4           16,702,552        1.8%        5.860%       1.42        64.8%
Florida                           14         110,078,878       12.0%        5.724%       1.30        71.2%
New York                          2           80,390,770        8.7%        5.664%       1.28        77.0%
North Carolina                    13          74,764,334        8.1%        5.718%       1.30        76.1%
Georgia                           10          53,831,873        5.8%        5.690%       1.31        76.5%
Pennsylvania                      1           43,750,000        4.8%        5.870%       1.29        77.4%
New Jersey                        3           37,130,326        4.0%        5.708%       1.25        77.7%
Illinois                          8           36,709,781        4.0%        5.814%       1.34        73.1%
Hawaii                            2           35,700,000        3.9%        5.503%       1.26        66.8%
Virginia                          4           29,887,540        3.2%        5.771%       1.28        75.9%
Texas                             8           29,181,112        3.2%        5.820%       1.31        76.0%
Michigan                          4           18,988,266        2.1%        5.536%       1.38        67.2%
Indiana                           4           17,130,178        1.9%        5.839%       1.48        65.7%
Arizona                           3           16,668,775        1.8%        5.695%       1.25        73.9%
Ohio                              5           16,636,114        1.8%        5.798%       1.47        72.1%
Washington                        4           15,383,558        1.7%        5.690%       1.36        61.6%
South Carolina                    3           15,057,037        1.6%        6.165%       1.58        66.9%
Massachusetts                     2           14,856,438        1.6%        5.912%       1.42        64.2%
Alabama                           4           13,196,455        1.4%        5.847%       1.31        72.2%
Colorado                          3           13,013,914        1.4%        5.585%       1.38        72.6%
Nevada                            3           12,800,000        1.4%        5.599%       1.36        66.9%
Maryland                          2           12,480,810        1.4%        5.684%       1.39        73.5%
Tennessee                         2           11,444,771        1.2%        5.835%       1.34        74.1%
Kentucky                          2            8,761,140        1.0%        5.835%       1.29        75.0%
Louisiana                         2            5,428,483        0.6%        5.638%       1.25        79.0%
Oklahoma                          2            5,231,522        0.6%        5.766%       1.36        77.6%
Minnesota                         2            5,063,327        0.5%        5.680%       1.24        77.9%
Iowa                              2            4,829,022        0.5%        5.860%       1.22        78.6%
Oregon                            2            4,553,695        0.5%        5.609%       1.33        66.3%
Arkansas                          1            2,900,000        0.3%        5.690%       1.36        80.0%
Delaware                          1            2,477,099        0.3%        5.580%       1.48        61.9%
                              ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          148       $ 920,715,272      100.0%        5.723%       1.32x       72.0%
                              =================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF   AVERAGE                  WEIGHTED
                               MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                 REAL       PRINCIPAL      LOAN GROUP 1    INTEREST   AVERAGE     CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES   BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
Retail                            88       $ 558,644,818       60.7%         5.686%     1.28x        72.9%
Office                            20         156,734,954       17.0%         5.676%     1.32         74.6%
Hotel                             14          71,720,607        7.8%         6.078%     1.59         65.4%
Industrial                         9          61,200,145        6.6%         5.763%     1.32         67.6%
Mixed Use                          7          50,423,831        5.5%         5.678%     1.30         69.2%
Self Storage                       6          11,084,890        1.2%         5.947%     1.45         70.4%
Multifamily                        4          10,906,027        1.2%         5.715%     1.32         70.3%
                              ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          148       $ 920,715,272      100.0%         5.723%     1.32x        72.0%
                              =================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2006.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF   AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                  PROPERTY              REAL       PRINCIPAL    LOAN GROUP 1    INTEREST   AVERAGE   CUT-OFF DATE
PROPERTY TYPE     SUB-TYPE           PROPERTIES   BALANCE (1)      BALANCE        RATE    U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
RETAIL
               Anchored                   24     $ 316,239,133       34.3%       5.688%     1.27x       74.6%
               Unanchored                 64       242,405,685       26.3%       5.683%     1.30        70.7%
                                     -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   88     $ 558,644,818       60.7%       5.686%     1.28x       72.9%
                                     =============================================================================

                                                                                WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF   AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                  PROPERTY              REAL       PRINCIPAL    LOAN GROUP 1    INTEREST   AVERAGE   CUT-OFF DATE
PROPERTY TYPE     SUB-TYPE           PROPERTIES   BALANCE (1)      BALANCE        RATE    U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Manufactured Housing        4     $  10,906,027       1.2%        5.715%     1.32x       70.3%
                                     -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    4     $  10,906,027       1.2%        5.715%     1.32x       70.3%
                                     =============================================================================

                                                                                WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF   AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                  PROPERTY              REAL       PRINCIPAL    LOAN GROUP 1    INTEREST   AVERAGE   CUT-OFF DATE
PROPERTY TYPE     SUB-TYPE           PROPERTIES   BALANCE (1)      BALANCE        RATE    U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
HOTEL
               Limited Service            11     $  50,273,275       5.5%        5.961%     1.59x       66.6%
               Full Service                3        21,447,332       2.3%        6.350%     1.58        62.7%
                                     -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   14     $  71,720,607       7.8%        6.078%     1.59x       65.4%
                                     =============================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2006.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED        WEIGHTED
                                UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                 MORTGAGE       PRINCIPAL    LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                         LOANS        BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
--------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term       52       $ 437,515,585        47.5%       5.707%      1.29x        73.0%             30
Balloons without IO Term            85         420,348,351        45.7%       5.760%      1.35         71.6%            N/A
Interest Only Balloon Loans          1          49,000,000         5.3%       5.635%      1.26         68.8%            118
ARD Loans with IO Periods            1           7,000,000         0.8%       5.330%      1.44         62.8%              9
ARD Loans without IO Periods         2           6,851,336         0.7%       5.520%      1.39         61.8%            N/A
                                ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            141       $ 920,715,272       100.0%       5.723%      1.32x        72.0%            N/A
                                ================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
        RANGE OF          UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
  ORIGINAL AMORTIZATION    MORTGAGE      PRINCIPAL     LOAN GROUNP 1   INTEREST    AVERAGE   CUT-OFF DATE
      TERMS (MONTHS)         LOANS      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
     Interest Only             1       $  49,000,000        5.3%        5.635%      1.26x        68.8%
  180     -     300           19          85,438,372        9.3%        6.005%      1.57         64.7%
  301     -     360          121         786,276,900       85.4%        5.698%      1.29         73.0%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      141       $ 920,715,272      100.0%        5.723%      1.32x        72.0%
                          ================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):                           353

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF   AVERAGE                  WEIGHTED
         RANGE OF         UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  REMAINING AMORTIZATION   MORTGAGE      PRINCIPAL     LOAN GROUNP 1   INTEREST    AVERAGE    CUT-OFF DATE
    TERMS (MONTHS) (1)       LOANS      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
    Interest Only              1       $  49,000,000        5.3%        5.635%      1.26x       68.8%
  176     -     299           18          78,438,372        8.5%        5.977%      1.55        65.5%
  300     -     360          122         793,276,900       86.2%        5.703%      1.30        72.8%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE :     141       $ 920,715,272      100.0%        5.723%      1.32x       72.0%
                          ================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         176
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                       352

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                               WEIGHTED
                                   NUMBER OF                   PERCENTAGE OF    AVERAGE                 WEIGHTED
            RANGE OF              UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         ORIGINAL TERMS            MORTGAGE     PRINCIPAL      LOAN GROUNP 1   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS     BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
      60     -      84                 2       $  14,856,438         1.6%        6.377%     1.60x         61.0%
      85     -     120               115         747,867,848        81.2%        5.707%     1.31          72.1%
     121     -     122                24         157,990,986        17.2%        5.738%     1.31          72.3%
                                  --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              141       $ 920,715,272       100.0%        5.723%     1.32x         72.0%
                                  ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                       122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                     119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

             GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1), (2)

                                                                                 WEIGHTED
                                      NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
             RANGE OF                UNDERLYING   CUT-OFF DATE       INITIAL     MORTGAGE   WEIGHTED      AVERAGE
         REMAINING TERMS              MORTGAGE     PRINCIPAL      LOAN GROUNP 1  INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS     BALANCE (2)        BALANCE       RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------
        57     -     116                  40      $ 310,684,229        33.7%      5.712%      1.32x        72.3%
       117     -     121                 101        610,031,043        66.3%      5.728%      1.32         71.8%
                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  141      $ 920,715,272       100.0%      5.723%      1.32x        72.0%
                                     ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                   121
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                    57
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                 116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the 'Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                 GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                              UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
  RANGE OF CUT-OFF DATE        MORTGAGE     PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE
  PRINCIPAL BALANCES (1)         LOANS     BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
$    838,588 -    1,000,000        4       $   3,635,952         0.4%       6.051%      1.55x        71.2%
   1,000,001 -    1,500,000        7           9,498,198         1.0%       5.869%      1.37         65.7%
   1,500,001 -    2,000,000       16          28,661,135         3.1%       5.754%      1.41         66.5%
   2,000,001 -    3,000,000       22          58,183,976         6.3%       5.771%      1.36         66.9%
   3,000,001 -    4,000,000       26          91,524,963         9.9%       5.720%      1.34         70.2%
   4,000,001 -    5,000,000       24         108,834,525        11.8%       5.764%      1.38         70.5%
   5,000,001 -    6,000,000        5          28,412,412         3.1%       5.774%      1.44         64.0%
   6,000,001 -    7,000,000        8          53,167,559         5.8%       5.810%      1.49         68.8%
   7,000,001 -    8,000,000        4          30,048,013         3.3%       5.783%      1.27         70.2%
   8,000,001 -   10,000,000        5          45,342,142         4.9%       5.654%      1.29         77.7%
  10,000,001 -   12,000,000        3          32,104,781         3.5%       5.579%      1.28         77.0%
  12,000,001 -   15,000,000        4          55,823,676         6.1%       5.773%      1.30         75.0%
  15,000,001 -   20,000,000        5          89,363,585         9.7%       5.663%      1.23         73.6%
  20,000,001 -   40,000,000        5         119,676,511        13.0%       5.630%      1.27         72.0%
  40,000,001 -   65,000,000        2          92,750,000        10.1%       5.746%      1.27         72.9%
  65,000,001 - $ 73,687,843        1          73,687,843         8.0%       5.735%      1.25         78.4%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           141       $ 920,715,272       100.0%       5.723%      1.32x        72.0%
                              ================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                         $ 73,687,843
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                         $    838,588
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                         $  6,529,896

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                              UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF              MORTGAGE      PRINCIPAL      LOAN GROUP 1   INTEREST   AVERAGE    CUT-OFF DATE
  MORTGAGE INTEREST RATES        LOANS      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
  5.180%  -   5.250%               1       $   7,241,575         0.8%       5.180%      1.24x        72.4%
  5.251%  -   5.500%              10          62,237,388         6.8%       5.442%      1.36         69.1%
  5.501%  -   5.750%              64         501,763,460        54.5%       5.641%      1.28         73.0%
  5.751%  -   6.000%              51         294,854,398        32.0%       5.847%      1.34         72.0%
  6.001%  -   6.430%              15          54,618,451         5.9%       6.196%      1.50         65.0%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          141       $ 920,715,272       100.0%       5.723%      1.32x        72.0%
                              ================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                                           6.430%
MINIMUM MORTGAGE INTEREST RATE:                                           5.180%
WTD. AVG. MORTGAGE INTEREST RATE:                                         5.723%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                            NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                           UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF              MORTGAGE     PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE
     U/W DSCRS                LOANS     BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
   1.20x  -   1.22             19       $ 163,443,065        17.8%       5.694%      1.21x        73.8%
   1.23   -   1.26             25         248,429,019        27.0%       5.675%      1.25         74.7%
   1.27   -   1.30             21         176,472,834        19.2%       5.746%      1.28         73.5%
   1.31   -   1.35             19         105,382,299        11.4%       5.664%      1.33         70.8%
   1.36   -   1.40             17          83,512,329         9.1%       5.838%      1.38         72.2%
   1.41   -   1.45             12          51,654,786         5.6%       5.613%      1.43         68.2%
   1.46   -   1.50              6          14,409,855         1.6%       5.743%      1.48         63.6%
   1.51   -   1.80             18          62,281,134         6.8%       5.866%      1.61         62.2%
   1.81   -   1.88x             4          15,129,950         1.6%       6.097%      1.85         56.9%
                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       141       $ 920,715,272       100.0%       5.723%      1.32x        72.0%
                           ================================================================================

MAXIMUM U/W DSCR:                                                          1.88x
MINIMUM U/W DSCR:                                                          1.20x
WTD. AVG. U/W DSCR:                                                        1.32x

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                              UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE      MORTGAGE     PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)      LOANS     BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
       38.1%  -   60.0%          18        $  56,927,713         6.2%       5.771%      1.55x        53.7%
       60.1%  -   65.0%          12           61,508,001         6.7%       5.640%      1.38         63.0%
       65.1%  -   70.0%          38          230,786,457        25.1%       5.777%      1.34         68.0%
       70.1%  -   73.0%          12           77,309,342         8.4%       5.553%      1.30         71.9%
       73.1%  -   75.0%          15           85,263,154         9.3%       5.665%      1.33         74.1%
       75.1%  -   78.0%          25          207,969,834        22.6%       5.770%      1.28         76.7%
       78.1%  -   80.0%          21          200,950,771        21.8%       5.712%      1.25         78.7%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         141        $ 920,715,272       100.0%       5.723%      1.32x        72.0%
                              ================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                        80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                        38.1%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                      72.0%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                               MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                                 REAL       PRINCIPAL       LOAN GROUP 1   INTEREST   AVERAGE    CUT-OFF DATE
FEE/LEASEHOLD                 PROPERTIES   BALANCE (1)        BALANCE       RATES     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Fee                              142       $ 801,538,523        87.1%       5.727%     1.33x          71.8%
Fee/Leasehold                      4          91,223,676         9.9%       5.675%     1.27           71.3%
Leasehold                          2          27,953,073         3.0%       5.751%     1.25           78.4%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          148       $ 920,715,272       100.0%       5.723%     1.32x          72.0%
                              ================================================================================

(1) ASSUMES A CUT-OFF DATE IN MAY 2006.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                               MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF YEARS             REAL       PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE
   BUILT/RENOVATED (1)        PROPERTIES   BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------
     1974  -   1985                3       $   8,621,863        0.9%        5.669%      1.31x         69.0%
     1986  -   1994                8          23,281,282        2.5%        5.694%      1.37          66.5%
     1995  -   1998               14          66,817,014        7.3%        5.666%      1.31          72.3%
     1999  -   2000               14          87,692,848        9.5%        5.791%      1.37          72.3%
     2001  -   2002               15         142,517,448       15.5%        5.743%      1.33          70.3%
     2003  -   2006               94         591,784,816       64.3%        5.716%      1.31          72.5%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          148       $ 920,715,272      100.0%        5.723%      1.32x         72.0%
                              ================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                                       2006
OLDEST YEAR BUILT/RENOVATED (1):                                            1974
WTD. AVG. YEAR BUILT/RENOVATED (1):                                         2002

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                           WEIGHTED
                               NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                               MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF               REAL       PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE   CUT-OFF DATE
 OCCUPANCY RATES AT U/W (1)   PROPERTIES   BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------
       67%  -    85%              10       $  34,471,833        3.7%         5.801%     1.34x         72.5%
       86%  -    90%              12          29,394,299        3.2%         5.751%     1.37          68.7%
       91%  -    93%               9          38,755,360        4.2%         5.582%     1.36          71.6%
       94%  -    95%              10         104,320,702       11.3%         5.591%     1.28          71.7%
       96%  -    97%               8          93,637,664       10.2%         5.760%     1.28          73.6%
       98%  -   100%              85         548,414,808       59.6%         5.699%     1.29          72.8%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          134       $ 848,994,665       92.2%         5.693%     1.30x         72.5%
                              ================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                          100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                           67%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                                         97%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                         WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
                              REAL       PRINCIPAL       LOAN GROUP 2    INTEREST    AVERAGE   CUT-OFF DATE
STATE                      PROPERTIES   BALANCE (1)        BALANCE         RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
Texas                          17       $ 192,388,930        37.1%        5.599%      1.34x        79.0%
North Carolina                  6          85,991,441        16.6%        5.537%      1.24         77.6%
Georgia                         3          46,725,000         9.0%        5.864%      1.27         71.3%
District of Columbia            1          25,000,000         4.8%        5.582%      2.21         43.3%
South Carolina                  4          21,377,186         4.1%        5.548%      1.38         80.0%
Louisiana                       2          19,900,000         3.8%        5.720%      1.26         75.2%
Ohio                            8          17,520,664         3.4%        5.633%      1.33         76.8%
Oregon                          2          15,784,713         3.0%        5.555%      1.24         71.0%
Virginia                        2          14,738,276         2.8%        5.706%      1.23         76.4%
Washington                      1          13,484,702         2.6%        5.315%      1.22         73.0%
Arizona                         2          12,000,000         2.3%        5.648%      1.25         70.3%
Iowa                            2           9,050,000         1.7%        5.789%      1.37         67.9%
Tennessee                       1           8,150,000         1.6%        5.680%      1.31         75.5%
Mississippi                     1           6,400,000         1.2%        5.500%      1.45         78.0%
Connecticut                     2           5,752,803         1.1%        5.737%      1.27         71.6%
Alabama                         1           5,037,770         1.0%        5.548%      1.38         80.0%
Indiana                         1           4,878,997         0.9%        5.650%      1.29         73.4%
California                      2           4,628,957         0.9%        5.816%      1.30         69.2%
Illinois                        1           3,488,357         0.7%        5.720%      1.51         69.8%
Idaho                           1           1,896,392         0.4%        5.830%      1.34         64.3%
Florida                         2           1,663,129         0.3%        6.040%      1.26         69.6%
Michigan                        1           1,354,225         0.3%        5.700%      1.48         79.7%
Pennsylvania                    1             799,196         0.2%        5.950%      1.23         79.9%
Maine                           1             730,342         0.1%        5.850%      1.33         76.1%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        65       $ 518,741,081       100.0%        5.622%      1.35x        74.9%
                           =================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                         WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED     AVERAGE
                              REAL       PRINCIPAL       LOAN GROUP 2    INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE              PROPERTIES   BALANCE (1)        BALANCE         RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
Multifamily                    65       $ 518,741,081       100.0%        5.622%      1.35x        74.9%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        65       $ 518,741,081       100.0%        5.622%      1.35x        74.9%
                           =================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                  WEIGHTED
                                      NUMBER OF                   PERCENTAGE OF    AVERAGE                 WEIGHTED
                                      MORTGAGED   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   PROPERTY             REAL        PRINCIPAL     LOAN GROUP 2    INTEREST   AVERAGE     CUT-OFF DATE
PROPERTY TYPE      SUB-TYPE          PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
              Conventional                59      $ 503,748,994        97.1%       5.616%      1.35x          75.1%
              Manufactured Housing         6         14,992,086         2.9%       5.820%      1.34           67.4%
                                     --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   65      $ 518,741,081       100.0%       5.622%      1.35x          74.9%
                                     ================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                             WEIGHTED
                                 NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED         WEIGHTED
                                UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                 MORTGAGE     PRINCIPAL       LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE      REMAINING
LOAN TYPE                          LOANS     BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
--------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term        27      $ 413,994,000        79.8%       5.621%      1.30x        77.1%              52
Balloons without IO Term             24         79,747,081        15.4%       5.640%      1.32         73.5%             N/A
Interest Only Balloon Loans           1         25,000,000         4.8%       5.582%      2.21         43.3%              57
                                ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              52      $ 518,741,081       100.0%       5.622%      1.35x        74.9%             N/A
                                ================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                    GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
       RANGE OF                 UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 ORIGINAL AMORTIZATION           MORTGAGE      PRINCIPAL      LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
    TERMS (MONTHS)                LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
     Interest Only                   1       $  25,000,000         4.8%       5.582%      2.21x        43.3%
    300    -    300                  1             730,342         0.1%       5.850%      1.33         76.1%
    301    -    364                 50         493,010,739        95.0%       5.624%      1.30         76.5%
                                --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             52       $ 518,741,081       100.0%       5.622%      1.35x        74.9%
                                ================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             364
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                             300
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):                           361

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 2 REMAINING AMORTIZATION TERMS (1)

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
        RANGE OF                UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
 REMAINING AMORTIZATION          MORTGAGE      PRINCIPAL      LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
   TERMS (MONTHS) (1)             LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
      Interest Only                  1       $  25,000,000         4.8%       5.582%      2.21x        43.3%
     291   -    299                  1             730,342         0.1%       5.850%      1.33         76.1%
     300   -    364                 50         493,010,739        95.0%       5.624%      1.30         76.5%
                                --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             52       $ 518,741,081       100.0%       5.622%      1.35x        74.9%
                                ================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         364
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                         291
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                       361

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
             RANGE OF              UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
          ORIGINAL TERMS            MORTGAGE     PRINCIPAL       LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)      LOANS     BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
         59   -     84                   3      $  33,725,000         6.5%       5.646%      1.97x        52.6%
         85   -    120                  37        401,294,889        77.4%       5.625%      1.32         76.9%
        121   -    122                  12         83,721,191        16.1%       5.597%      1.23         74.3%
                                   --------------------------------------------------------------------------------
TOTAL/ WEIGHTED AVERAGE:                52      $ 518,741,081       100.0%       5.622%      1.35x        74.9%
                                   ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                       122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                     116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

             GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                   WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
              RANGE OF                UNDERLYING   CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
           ORIGINAL TERMS              MORTGAGE     PRINCIPAL       LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)(2)     LOANS      BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
         56   -    116                     19      $ 308,146,332        59.4%       5.629%      1.40x        75.1%
        117   -    121                     33        210,594,749        40.6%       5.612%      1.26         74.6%
                                      --------------------------------------------------------------------------------
TOTAL/ WEIGHTED AVERAGE:                   52      $ 518,741,081       100.0%       5.622%      1.35x        74.9%
                                      ================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                   121
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                    56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                 113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                          WEIGHTED
                                         NUMBER OF                        PERCENTAGE OF   AVERAGE                   WEIGHTED
                                        UNDERLYING      CUT-OFF DATE         INITIAL      MORTGAGE    WEIGHTED      AVERAGE
         RANGE OF CUT-OFF DATE           MORTGAGE         PRINCIPAL       LOAN GROUP 2    INTEREST     AVERAGE    CUT-OFF DATE
         PRINCIPAL BALANCES (1)            LOANS         BALANCE (1)         BALANCE        RATE      U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
       $730,342    -        1,000,000        5       $        4,165,852       0.8%         5.961%       1.28x        74.7%
      1,000,001    -        1,500,000        3                3,944,386       0.8%         5.713%       1.57         70.4%
      1,500,001    -        2,000,000        3                5,780,272       1.1%         5.845%       1.30         68.7%
      2,000,001    -        3,000,000        5               13,198,951       2.5%         5.675%       1.28         77.1%
      3,000,001    -        4,000,000        6               21,650,374       4.2%         5.692%       1.31         74.7%
      4,000,001    -        5,000,000       10               45,483,501       8.8%         5.734%       1.32         72.8%
      5,000,001    -        6,000,000        2               11,968,043       2.3%         5.670%       1.28         76.0%
      6,000,001    -        7,000,000        1                6,400,000       1.2%         5.500%       1.45         78.0%
      7,000,001    -        8,000,000        3               22,550,000       4.3%         5.642%       1.23         75.6%
      8,000,001    -       10,000,000        2               16,900,000       3.3%         5.696%       1.25         76.5%
     10,000,001    -       12,000,000        2               23,950,000       4.6%         5.560%       1.22         74.4%
     12,000,001    -       15,000,000        1               13,484,702       2.6%         5.315%       1.22         73.0%
     15,000,001    -       20,000,000        3               50,400,000       9.7%         5.601%       1.26         73.6%
     20,000,001    -       40,000,000        5              121,425,000      23.4%         5.675%       1.43         69.5%
     40,000,001    -     $157,440,000        1              157,440,000      30.4%         5.548%       1.38         80.0%
                                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     52       $      518,741,081     100.0%         5.622%       1.35x        74.9%
                                        ======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                      $   157,440,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                      $       730,342
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                      $     9,975,790

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                       WEIGHTED
                            NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                           UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED      AVERAGE
          RANGE OF          MORTGAGE      PRINCIPAL     LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
  MORTGAGE INTEREST RATES     LOANS      BALANCE (1)       BALANCE       RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
   5.315%    -    5.500%        4      $    28,539,302       5.5%       5.388%      1.35x        73.4%
   5.501%    -    5.750%       29          417,000,823      80.4%       5.584%      1.36         75.4%
   5.751%    -    6.000%       17           47,461,827       9.1%       5.848%      1.30         72.5%
   6.001%    -    6.190%        2           25,739,129       5.0%       6.083%      1.24         72.5%
                           -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        52      $   518,741,081     100.0%       5.622%      1.35x        74.9%
                           ===============================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                           6.190%
MINIMUM MORTGAGE INTEREST RATE:                                           5.315%
WTD. AVG. MORTGAGE INTEREST RATE:                                         5.622%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                         WEIGHTED
                           NUMBER OF                      PERCENTAGE OF   AVERAGE                WEIGHTED
                          UNDERLYING     CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
         RANGE OF          MORTGAGE        PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
        U/W DSCRs           LOANS         BALANCE (1)       BALANCE        RATE     U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
   1.19x    -     1.22        14       $    123,918,415      23.9%        5.588%      1.20x       77.4%
   1.23     -     1.26        11            102,456,667      19.8%        5.741%      1.24        74.6%
   1.27     -     1.30         8             58,187,838      11.2%        5.643%      1.28        72.3%
   1.31     -     1.35         8             21,060,355       4.1%        5.735%      1.32        72.8%
   1.36     -     1.40         3            165,580,463      31.9%        5.560%      1.38        79.9%
   1.41     -     1.45         2              7,694,449       1.5%        5.529%      1.44        78.0%
   1.46     -     1.50         1              1,354,225       0.3%        5.700%      1.48        79.7%
   1.51     -     1.80         3             12,192,957       2.4%        5.622%      1.60        63.3%
   1.81     -     2.21x        2             26,295,712       5.1%        5.591%      2.19        43.8%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       52       $    518,741,081     100.0%        5.622%      1.35x       74.9%
                          =================================================================================

MAXIMUM U/W DSCR:                                                           2.21x
MINIMUM U/W DSCR:                                                           1.19x
WTD. AVG. U/W DSCR:                                                         1.35x

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                              WEIGHTED
                               NUMBER OF                     PERCENTAGE OF     AVERAGE                WEIGHTED
                              UNDERLYING   CUT-OFF DATE         INITIAL       MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE      MORTGAGE      PRINCIPAL        LOAN GROUP 2    INTEREST   AVERAGE    CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)      LOANS      BALANCE (1)         BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
      43.3%  -  60.0%              4      $     33,595,712        6.5%         5.639%      2.03x        47.2%
      60.1%  -  65.0%              2             6,400,992        1.2%         5.513%      1.60         62.8%
      65.1%  -  70.0%              6            42,667,633        8.2%         5.595%      1.29         68.1%
      70.1%  -  73.0%              6            51,327,131        9.9%         5.795%      1.24         72.4%
      73.1%  -  75.0%              3            26,767,273        5.2%         5.691%      1.28         74.1%
      75.1%  -  78.0%             15           120,421,902       23.2%         5.626%      1.24         77.2%
      78.1%  -  80.0%             16           237,560,438       45.8%         5.580%      1.33         79.8%
                              ===================================================================================
TOTAL/WEIGHTED AVERAGE:           52      $    518,741,081      100.0%         5.622%      1.35x        74.9%
                              -----------------------------------------------------------------------------------

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                         80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                         43.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                       74.9%

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                             WEIGHTED
                              NUMBER OF                      PERCENTAGE OF    AVERAGE                WEIGHTED
                              MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                 REAL        PRINCIPAL        LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
FEE/LEASEHOLD                 PROPERTIES    BALANCE (1)         BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Fee                               64      $     493,741,081     95.2%         5.624%      1.30x        76.5%
Leasehold                          1             25,000,000      4.8%         5.582%      2.21         43.3%
                              ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           65      $     518,741,081    100.0%         5.622%      1.35x        74.9%
                              ==================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                WEIGHTED
                             NUMBER OF                         PERCENTAGE OF     AVERAGE                  WEIGHTED
                             MORTGAGED       CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED      AVERAGE
       RANGE OF YEARS          REAL           PRINCIPAL        LOAN GROUP 2      INTEREST   AVERAGE     CUT-OFF DATE
     BUILT/RENOVATED (1)    PROPERTIES       BALANCE (2)         BALANCE          RATE      U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------
    1980      -      1994       1           $    7,900,000          1.5%          5.630%      1.21x        78.2%
    1995      -      1998       7               60,637,906         11.7%          5.594%      1.22         75.6%
    1999      -      2000      13               51,055,545          9.8%          5.700%      1.30         76.0%
    2001      -      2002       3               28,316,307          5.5%          5.605%      1.24         77.9%
    2003      -      2006      41              370,831,323         71.5%          5.617%      1.38         74.3%
                            ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        65           $  518,741,081        100.0%          5.622%      1.35x        74.9%
                            ========================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                                       2006
OLDEST YEAR BUILT/RENOVATED (1):                                            1980
WTD. AVG. YEAR BUILT/RENOVATED (1):                                         2002

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                     WEIGHTED
                                  NUMBER OF                          PERCENTAGE OF   AVERAGE                 WEIGHTED
                                  MORTGAGED      CUT-OFF DATE           INITIAL      MORTGAGE   WEIGHTED      AVERAGE
             RANGE OF               REAL           PRINCIPAL         LOAN GROUP 2    INTEREST   AVERAGE    CUT-OFF DATE
    OCCUPANCY RATES AT U/W (1)   PROPERTIES       BALANCE (2)           BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------
         72%    -     85%             3          $   33,731,974           6.5%        5.974%      1.30x        72.0%
         86%    -     90%             6              48,252,963           9.3%        5.548%      1.40         77.0%
         91%    -     93%            10             101,661,318          19.6%        5.597%      1.32         77.1%
         94%    -     95%            14             133,689,115          25.8%        5.573%      1.29         76.9%
         96%    -     97%            12              79,323,106          15.3%        5.653%      1.29         76.8%
         98%    -    100%            20             122,082,604          23.5%        5.608%      1.45         69.5%
                                 ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              65          $  518,741,081         100.0%        5.622%      1.35x        74.9%
                                 =======================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                           100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                            72%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                                          93%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN MAY 2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                           SIGNIFICANT MORTGAGE LOANS

                                                                         PERCENTAGE
                                                          CUT-OFF        OF INITIAL
                                                           DATE           MORTGAGE                          MORTGAGE
                                         PROPERTY        PRINCIPAL          POOL                LOAN PER    INTEREST
#    LOAN NAME                             TYPE         BALANCE (1)        BALANCE   SF/UNITS  SF/UNITS(1)    RATE
1    Babcock & Brown FX 1              Multifamily  $     157,440,000(2)   10.9%        4,990  $    31,551    5.5481%(3)

2    Fortunoff Portfolio                  Retail    $      73,687,843       5.1%      358,000  $       206    5.7350%

3    Lincoln Road Retail                  Retail    $      49,000,000       3.4%       53,200  $       921    5.6350%

4    Gettysburg Village                   Retail    $      43,750,000       3.0%      310,285  $       141    5.8700%

5    75 Maiden Lane                       Office    $      31,000,000       2.2%      172,040  $       180    5.5500%

6    Summit Hill                       Multifamily  $      27,175,000       1.9%          411  $    66,119    5.5300%

7    Andover House Apartments          Multifamily  $      25,000,000(5)    1.7%          171  $   146,199    5.5822%(6)

8    Parc at Duluth                    Multifamily  $      25,000,000       1.7%          165  $   151,515    6.0800%

9    Stevenson Ranch Plaza - Phase I      Retail    $      24,500,000       1.7%      124,835  $       196    5.5600%

10   Lincoln Green Apartments          Multifamily  $      23,250,000       1.6%          680  $    34,191    5.6300%

     TOTAL / WTD. AVG.                              $     479,802,843      33.3%          N/A          N/A    5.6482%

                                                           CUT-OFF
                                                            DATE
                                          U/W                LTV
#    LOAN NAME                           DSCR              RATIO (1)
1    Babcock & Brown FX 1                1.38x(4)           80.0%(4)

2    Fortunoff Portfolio                 1.25x              78.4%

3    Lincoln Road Retail                 1.26x              68.8%

4    Gettysburg Village                  1.29x              77.4%

5    75 Maiden Lane                      1.34x              74.7%

6    Summit Hill                         1.20x              77.6%

7    Andover House Apartments            2.21x(4)           43.3%(4)

8    Parc at Duluth                      1.24x              72.7%

9    Stevenson Ranch Plaza - Phase I     1.22x              72.5%

10   Lincoln Green Apartments            1.25x              77.2%

     TOTAL / WTD. AVG.                   1.35x              75.1%

(1)  Based on a May 2006 Cut-off Date.

(2) The Babcock & Brown FX 1 Portfolio total debt is evidenced by a $157,440,000 mortgage loan, which will be an asset of the issuing entity and a subordinate mezzanine loan in the amount of $13,128,568, secured by a pledge of ownership interest in the borrower. The lender on the mezzanine loan is an affiliate of the Babcock & Brown FX 1 Loan borrower.

(3)  The interest rate on the Babcock & Brown FX 1 Loan is 5.548097158%.

(4)  Based on the pooled portion.

(5) The $36,100,000 Andover House Apartments Total Loan includes the $25,000,000 Andover House Apartments Mortgage Loan, which is expected to be shadow-rated A+/Baa3 by S&P and Moody's, respectively, and the $11,100,000 Andover House Apartments Companion Loan, which will be held outside the trust. The Andover House Apartments Companion Loan has typical control rights, including the ability to remove the special servicer.

(6)  The interest rate on the Andover House Apartments Mortgage Loan is
     5.582178%.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                              BABCOCK & BROWN FX 1

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                              BABCOCK & BROWN FX 1

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                              BABCOCK & BROWN FX 1

                              PORTFOLIO INFORMATION

                                                                                             ALLOCATED
                                    YEAR                                                   ORIGINAL LOAN
     PROPERTY NAME            BUILT/RENOVATED      LOCATION      UNITS    OCCUPANCY (1)       BALANCE         APPRAISED VALUE
     -------------            ---------------      --------      -----    -------------    -------------      ---------------
     Ashton Park                 1982/2005       Houston, TX      720          94%         $  29,580,619      $    35,100,000
     Sterling Point              1978/2005       Houston, TX      921          88%         $  27,183,124      $    35,400,000
     Westchase Ranch             1978/2005       Houston, TX      776          92%         $  24,146,121      $    29,800,000
     Somerset I & II             1980/2003       Houston, TX      516          91%         $  13,629,266      $    16,700,000
     Glen Arbor                  1981/2005        Irving, TX      320          97%         $  10,711,612      $    15,100,000
     Hunter's Chase              1969/2005       Houston, TX      328          90%         $  10,105,239      $    13,400,000
     Foxboro                     1982/2005       Houston, TX      220          97%         $   8,298,000      $     9,800,000
     The Park                    1976/2005       Columbia, SC     292          94%         $   7,965,780      $    10,500,000
     Braeburn Colony             1965/2005       Houston, TX      275          93%         $   7,371,063      $     8,800,000
     Country Walk                1973/2005       Columbia, SC     200          94%         $   5,781,552      $     7,300,000
     Indian Hills                1973/2005       Anniston, AL     140          97%         $   5,037,770      $     5,900,000
     Rutland Ridge               1972/2005      Greenville, SC    152          83%         $   4,531,974      $     5,500,000
     Hampton Forest              1972/2005      Greenville, SC    130          98%         $   3,097,880      $     3,500,000

     TOTAL/WEIGHTED AVERAGE                                     4,990          92%         $ 157,440,000      $   196,800,000

(1)  Based on the rent roll dated 1/23/2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                              BABCOCK & BROWN FX 1

                             ADDITIONAL INFORMATION

- The Babcock & Brown FX 1 Portfolio Mortgage Loan (the "FX 1 Pool") is secured by 13 multifamily properties located in Texas (83%), South Carolina (14%) and Alabama (3%). The collateral for the Loan consists of 4,990 units; which are comprised of 216 studios, 2,874 one-bedrooms units, 1,648 two-bedroom units and 252 three-bedroom units. All properties are garden-style apartment buildings and range from Class B 1970's to Class A late 1980's vintage. The Subject amenities generally include swimming pools, tennis courts, fitness centers, volleyball courts, clubhouses and laundry facilities. Most of the complexes offer controlled access gates.

- During the course of 2005, approximately $5.7 million ($1,142 per unit) has been spent on the FX 1 Pool properties for renovations. Additionally, $2.7 million ($541 per unit) is expected to be spent on the FX 1 Pool assets bringing the total renovations to over $8.4 million (almost $1,700 per unit). Improvements include interior upgrades, exterior repairs and paint, HVAC replacement, roof repairs and replacement, new landscaping, clubhouse upgrades, and new signage.

THE MARKETS

HOUSTON, TEXAS

- Seven of the properties (including Ashton Park, Sterling Point, Westchase Ranch, Somerset I&II, Hunter's Chase, Foxboro and Braeburn Colony) are located in Houston, Texas. Houston is the largest city in the Southwestern U.S. and the fourth most populous city in the United States with approximately 5,336,170 residents. Over the past five years, Houston's population has grown approximately 2.3% annually, twice the national average. According to REIS, as of the 4th Quarter 2005, the Houston apartment market consisted of a total of 436,765 units, with an average occupancy of 93.8%, representing a 1.1% increase over the 3rd Quarter. Average asking rent was $701 per month, representing a marginal increase over $697 per month for the previous quarter. The city benefits from its convenient location, complex infrastructure, steady population growth, and highly skilled labor force. Its economy remains strong and stable and as it continues to become more diversified; the city should continue its healthy economic growth and remain a viable player in the national economy.

IRVING, TEXAS

- Glen Arbor is located in Irving, Texas, within the Dallas/Ft. Worth MSA. The 2003 population of the MSA was estimated at 5,589,670, an increase of 8.3% over the 2000 population of 5,221,801 (according to the U.S. Census bureau). Glen Arbor is located in the Dallas market, which contains approximately 369,591 units. As of the 4th Quarter of 2005, the average occupancy rate for the Dallas market was 91.8%. Average rental rates have risen slightly from $743 per month in 2004 to $745 per month in 2005. The surrounding neighborhood is expected to remain stable, and demand for existing multi-family housing is expected to be favorable.

COLUMBIA, SOUTH CAROLINA

- The Park and Country Walk are located in Columbia, South Carolina. The population of the Columbia MSA is currently estimated at 686,800 and has experienced steady growth. According to Economy.com, the population increased 8.8% from 631,000 in 1998. According to REIS, as of the 4th Quarter 2005 the metropolitan Columbia apartment market consisted of a total of 27,436 units. The market has been stable with average occupancy at 91.5%, which is up slightly over the 3rd Quarter at 91.3%. Average rents have risen from $622 per month in 2002 to $652 per month as of 4th quarter 2005. The market has also seen positive absorption over the past year.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                              BABCOCK & BROWN FX 1

                       ADDITIONAL INFORMATION (CONTINUED)

GREENVILLE, SOUTH CAROLINA

- Rutland Ridge and Hampton Forest are located in the Greenville, South Carolina. Located in the I-85 corridor, approximately 90 miles southwest of Charlotte, North Carolina and approximately 130 miles northeast of Atlanta, Georgia, Greenville is the center of a market area serving a population of more than one million people. Greenville County benefits from a diverse economic and demographic character. Population growth within the county has been at a relatively steady pace since 1990, having grown 27.2% since that time. According to REIS, as of the 4th Quarter 2005 the Greenville apartment market consisted of a total of 30,066 units. The market has been stable with average occupancy at 89.5%, which is up slightly over the 3rd Quarter at 89.3%. Average rents have risen marginally from $565 per month in 2002 to $572 per month as of 4th quarter 2005. ANNISTON, ALABAMA

- Indian Hills is located in Anniston, Alabama approximately 50 miles east of Birmingham, Alabama, and about 80 miles west of Atlanta, Georgia. Anniston is the commercial and industrial center of Calhoun County. The employment character of the submarket is a predominantly middle-income profile with the majority of the population holding manufacturing and healthcare related jobs. The Anniston market primarily consists of average condition properties constructed in the 1970s and early 1980s. Only two projects have been built since 1999, adding a modest 160 units to the inventory. Area real estate professionals indicated an average current occupancy in the Anniston area of 90% to 95%. The five properties deemed by the appraiser to be most similar to the Subject exhibit an average occupancy of 97.6%. Average monthly rental rates for the comparables range between $394 per month and $579 per month. The Subject is at the upper end of the range with an average quoted rental rate of $539 per month. Both the overall market and the local submarket have maintained stabilized occupancy rates over the last two years. During the same period, rental rates have followed a modestly increasing trend.

THE BORROWER

- The borrower, Alliance Babcock & Brown Holdings LLC, is a bankruptcy-remote single purpose entity. Babcock & Brown is the majority-owner while Alliance Group PP, L.L.C. has a non-controlling minority interest. Together, the sponsors have a net worth of $312 million and liquidity of $13.6 million.

- Babcock is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was formed in 1977 and has five operating divisions including real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. Babcock operates from 20 offices worldwide, anchored by administrative hub offices in Sydney, San Francisco, New York, Munich and London. Babcock & Brown's corporate headquarters are in Sydney. The company has more than 600 employees worldwide.

THE MANAGER

- Alliance Residential Management, L.L.C., a borrower-related entity, is the property manager. Alliance Residential is recognized as a leading management company because of the extensive experience of its executives, the performance of its properties, and its innovative management-training program. Alliance Residential Management is one of the largest operators of multifamily communities in the United States with more than 45,000 apartment homes nationwide. The Alliance portfolio includes communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, and in Nevada and Arizona. Property management operations are based in Houston, Texas.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               FORTUNOFF PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               FORTUNOFF PORTFOLIO

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               FORTUNOFF PORTFOLIO

                              PORTFOLIO INFORMATION

                                                                                                      ALLOCATED
                                               YEAR                                                 ORIGINAL LOAN
         PROPERTY NAME                    BUILT/RENOVATED    LOCATION    SALES PSF(1)  SQUARE FEET     BALANCE     APPRAISED VALUE
         -------------                    ---------------    --------    ------------  -----------     -------     ---------------
Fortunoff Department Store New York          1965/2004      Westbury/NY     $     736      208,000  $  49,600,000  $    62,400,000
Fortunoff Department Store New Jersey        1978/2004     Woodbridge/NJ    $     469      150,000  $  24,400,000  $    31,600,000

TOTAL/WEIGHTED AVERAGE                                                                     358,000  $  74,000,000  $    94,000,000

(1)  Based on 2005 sales.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               FORTUNOFF PORTFOLIO

                             ADDITIONAL INFORMATION

- The Fortunoff Portfolio Mortgage Loan is secured by two single-tenant retail properties leased to Fortunoff Department Stores. The two properties, which are located in Westbury, New York and Woodbridge, New Jersey, total 358,000 square feet and each anchor regional shopping malls that are not part of the collateral for the loan.

- Fortunoff, a department store with locations primarily in New York and New Jersey, has over 2,500 employees and total annual sales of more than $500 million. Founded in 1922, Fortunoff specializes in the sale of fine and antique jewelry, silver, watches, housewares and cookware products, home furnishings, furniture, luggage and small appliances. In November 2004, a majority stake in the company was purchased by the private equity firms of Trimaran Capital Partners LLC and K Group from the Fortunoff and Mayrock families, which had jointly owned the company for more than 82 years.

- Fortunoff Department Store New York is a three-story, 208,000 square feet anchor building attached to The Mall at The Source in Westbury, NY.

     - The Subject was originally constructed in 1965 with a third-floor added in 1967. In 1997, the multi-level Mall at The Source opened with 40 stores and a large food court. Additionally, several free-standing restaurants, including California Pizza Kitchen, Ruby Tuesdays and Macaroni's Grill. A Sony multiplex theater is in the immediate vicinity. Approximately 160,000 square feet of the subject is selling area while the remaining area is used for storage, office space, elevators, stairwells and loading facilities.

     - The Subject has exhibited consistently strong sales over the past several years, with sales PSF of $769, $766 and $736 in 2003, 2004 and 2005, respectively. Based on the tenant's base rent, percentage rent and expense reimbursements, occupancy costs were approximately 4.9% in 2004.

     -    The Subject is leased at an annual base rent of $4,250,000 ($20.43 PSF
          NNN), subject to scheduled escalations over the term of the lease. The base term runs through July 31, 2025, with two ten-year renewal options. The tenant also pays percentage rent on a specific schedule, currently defined as 2.5% of gross sales over a base of $140,000,000. Additionally, the tenant is responsible for paying real estate taxes, utilities, 100% of operating expenses and for maintaining insurance at its expense.

     - According to REIS, the subject is located in the North Hempstead submarket. In the 4th Quarter 2005, community retail centers in the submarket exhibited an average vacancy rate of 4.3%, a decrease from 4.7% in the previous quarter. The average anchor rent for community shopping centers in the submarket is $20.29 PSF NNN.

- Fortunoff Department Store New Jersey is a two-story, 150,000 square feet leasehold anchor space attached to Woodbridge Center Mall in Woodbridge Township, NJ.

     - The Subject was constructed in 1978 and began operating as a Fortunoff Department Store in 1989. The Subject is attached at both levels to Woodbridge Center Mall, a General Growth Properties owned and operated regional mall with five additional anchors, more than 200 in-line shops and a 15-restaurant food court. The Subject is on a ground lease that expires on February 26, 2024, with four ten-year and one three-year renewal options.

     - The Subject has exhibited consistently strong sales PSF of $485, $500 and $469 in 2003, 2004 and 2005, respectively. Based on the tenant's base rent, percentage rent and expense reimbursements, occupancy costs were approximately 5.7% in 2003 and 2004.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               FORTUNOFF PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

     -    The Subject is subleased at a base rent of $2,400,000 ($16.00 PSF
          NNN), subject to scheduled escalations. The base term runs through February 27, 2024 with four ten-year renewal options. The subtenant pays percentage rent based on a specific schedule over the term of the lease. Additionally, the subtenant is responsible for paying real estate taxes, utilities, 100% of operating expenses and for maintaining insurance at its expense.

     - According to REIS, the Subject is located in the North Middlesex submarket. In the 4th Quarter 2005, community retail centers in the submarket experienced an average vacancy rate of 5.3%, down from 5.5% the previous quarter. The average asking rent in the submarket for community shopping centers was $16.47 PSF NNN.

- The borrower, Westwood, L.L.C., is ultimately owned by the Fortunoff and Mayrock families. The Fortunoff and Mayrock families have owned and managed the Westbury property since it was constructed in 1965 and have owned and managed the Woodbridge property since 1989. The non-recourse guarantors are Louis Fortunoff and Isadore Mayrock. The sponsors have an aggregate net worth of $54,740,000 with liquidity of $740,000. Fortunoff Department Stores have been self-managed since the company's inception in 1922.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               LINCOLN ROAD RETAIL

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               LINCOLN ROAD RETAIL

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               LINCOLN ROAD RETAIL

                             ADDITIONAL INFORMATION

- Lincoln Road Retail (the "Subject" or "Properties") consists of 53,200 square feet of retail space located in Miami Beach, Florida. The Subject is comprised of three properties that are 100% occupied and located in the 700 and 800 blocks of prestigious Lincoln Road, one of the primary dining and shopping destinations in South Beach, Florida.

- The Properties were originally constructed from 1924 to the early 1930s, and renovated in 1998 and have undergone continuous upgrades since the borrowers purchased the Subject in 1998. The 719-737 building (20,050 SF) is located on the north side of Lincoln Road between Meridian and Euclid Avenues, and the 801-821 building (18,001 SF) is on the north side between Meridian and Jefferson Avenues. The 826-830 building (15,149 SF) is located on the south side of Lincoln Road between Meridian and Jefferson Avenues.

- South Beach has become a world-renowned tourist spot. Located on the southern most strip of Miami Beach, South Beach has been undergoing a major transformation and rebuilding in the last fifteen years to become a very desirable place to live, work, and vacation. South Beach is known around the world for its beaches, its vibrant nightlife, high-end shopping, luxury hotels, and great restaurants. Lincoln Road is a pedestrian promenade that runs east/west from Washington Avenue to Alton Road. The city renovated the entire promenade in 1996 at an approximate cost of $20 million. South Beach and the Art Deco Historic District make the area a very popular attraction in South Florida. These visitors, approximately seven million annually, are the catalyst for the economic prosperity that the City of Miami Beach has experienced in recent years, contributing over $11 billion to the area's economy each year.

- The tenant mix at the properties includes 25 tenants consisting of 23 retail (49,100 SF or 92.3% of NRA) and two (2) office suites (4,100 SF or 7.7% of NRA). The major tenants include SoBe Lincoln Road Holdings (d.b.a. SCORE) (6,000 SF; $48.40 PSF; lease exp. 2/28/2008) is a popular nightclub of South Beach locals since it opened in 1998. Alfredo Gonzalez (d.b.a. Davis's Cafe) (5,655 SF; $60.74 PSF; lease exp. 10/31/2012) is a landmark, family-run Cuban restaurant, which has a longstanding clientele that includes local residents and tourists. World Resources Cafe, Inc. (4,200 SF, $79,19 PSF; lease exp. 12/31/2013), operated by Graziano Sbroggio recently celebrated its 20-year anniversary in South Beach. Sbroggio is one of South Beach's most successful restaurant operators. Together with Tiramesu (2,517 SF) and Spris (1,500 SF), the restaurants have approximately 130-outdoor seats.

- The most significant barrier to entry in the Subject's market is the lack of developable commercial land. Most retail space in the South Beach sub-market includes the ground floor space of hotels and condominiums. There is very little, if any, vacant land available for development and most new developments involves removing older improvements from the site or major renovations to existing structures.

- Because of the barriers-to-entry in South Beach and the higher-end tourist clientele, the average rental rates for retail space are much higher than retail space in the typical neighborhood and community centers covered by REIS and other published reports. The rent comps range from $97.00 to $133.09 PSF with an average of $106.14 PSF. The Subject rents range from $26.00 to $168.00 PSF with an average of $73.49 PSF. The most recently signed retail leases at the Subject were signed at an average of $86.50 PSF, reflecting levels significantly above the average in-place rents indicating potential for upside as leases terminate.

- The 2005 population for the Miami MSA was approximately 2.39 million and is expected to grow to 2.48 million by 2009. According to the 2000 Census, the population increased to 2,253,362, representing a compound annual growth rate of 1.52% over a 10-year period. Within a five-mile radius of the Subject there are 211,964 residents with an average household income of $50,761. The actual market area includes a ten-mile radius, which includes 1,751,803 residents with an average household income of $54,741.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               LINCOLN ROAD RETAIL

                       ADDITIONAL INFORMATION (CONTINUED)

- All types of transportation serve Miami-Dade County, making it an excellent gateway to the Caribbean and Latin and South Americas. Miami International Airport is ranked second in the United States for international passenger and cargo traffic. The Port of Miami accommodated more than 4 million passengers in 2004 and handles in excess of 3.8 million tons of cargo per year.

- The borrowing entity, South Beach Tristar Capital, LLC is controlled by David Edelstein and Robert Futterman. David Edelstein invests in both commercial and residential properties and has been investing and operating in the New York metropolitan area for the last 20 years. Robert Futterman, who is a principal of South Beach Tristar Capital, is also the founder, chairman and CEO of Robert K. Futterman & Associates, one of the area's most active retail brokerage firms. His expertise in landlord and tenant representation, new construction, leasing, sales and market analysis is respected in the marketplace. He is currently involved in the retail portion of the Desert Passage Hotel (soon to be The Planet Hollywood Hotel and Casino) in Las Vegas as well as the upcoming W Condo-Hotel in Miami Beach. The principals have a combined net worth of approximately $224 million, of which $27.6 million is liquid.

- The property is managed by Continental Real Estate Companies (CREC), which is not related to the borrowing entity. CREC has been in business for more than twenty years and currently has more than nine million square feet of office, industrial, retail, and multipurpose space under management.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               LINCOLN ROAD RETAIL

LEASE ROLLOVER SCHEDULE (1)

                                                                                      % OF TOTAL BASE      CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
  YEAR       ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
  2006          2                $     71.40           4.1%               4.1%              4.0%                 4.0%
  2007          2                $     46.92           7.7%              11.8%              4.9%                 8.9%
  2008          4                $     61.27          18.0%              29.8%             15.0%                23.9%
  2009          1                $     81.48           2.3%              32.2%              2.6%                26.5%
  2010          1                $     30.00           1.5%              33.7%              0.6%                27.1%
  2012          4                $     77.38          20.0%              53.6%             21.0%                48.2%
  2013          6                $     67.69          29.5%              83.1%             27.2%                75.3%
  2014          2                $    119.90           5.8%              88.9%              9.5%                84.8%
  2015          2                $    108.85           4.8%              93.8%              7.1%                92.0%
  2016          1                $     94.58           6.2%             100.0%              8.0%               100.0%

(1)  Data based on rent roll dated 1/20/2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               GETTYSBURG VILLAGE

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               GETTYSBURG VILLAGE

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               GETTYSBURG VILLAGE

                             ADDITIONAL INFORMATION

- Gettysburg Village (the "Subject") is a 310,285 square foot open-air factory outlet retail center located in Gettysburg, Pennsylvania. The Subject's anchors include Frank Theatres (35,000 SF), Old Navy (14,367 SF), Adidas Outlet (13,550 SF) and The Gap (10,324 SF). Carlson Country Inn (15,710 SF) and TGI Friday's (7,500 SF) are non-owned tenants subject to a ground lease. A total of 285,559 of gross leasable square feet serve as collateral for the Loan.

- The Frank Theatres is a 35,000 square foot, 10-screen movie theater with stadium seating. The grand opening is planned for May 2006. A $5.5 million letter of credit exists as collateral for the theatre space, to be released upon the receipt of an estoppel from the tenant. Frank Theatres has been in business for more than 80 years and has more than eight locations with several more in various stages of completion.

- The collateral consists of 10 interconnected in-line retail buildings, including the movie theater, out parcels, containing 67 tenants ranging in size from 600 square feet to 14,367 square feet. The two rows of in-line buildings are oriented toward one another, with a promenade, fountains and seating areas situated between the storefronts in order to provide a village atmosphere. Parking areas are to the rear of each in-line building, with breezeways providing pedestrian access to the promenade.

- The Subject is 99.5% occupied by 67 tenants and two ground leases. The property has maintained strong occupancy since 2001. With over 45 national retailers (representing almost 77% of the retail square footage), the tenant mix includes Nautica (3,952 SF), Eddie Bauer (9,050 SF), Aeropostale (3,600 SF), Bass (7,500 SF), Liz Claiborne (8,851 SF), American Eagle Outfitters (4,817 SF) and Pfaltzgraff (5,600 SF), among others.

- The competitive set indicates a wide band of base rents ranging from $8.00 to $28.00 PSF NNN, with an average of $18.70 PSF, while the Subject's rents range from $4.01 - $71.11 NNN with an average of $15.31 PSF.

- The Subject's performance is on par with the outlet centers in the competitive set. The competitive set demonstrates sales between $164 - $365 PSF with occupancy costs from 6% to 11%. For the full year 2005, the Subject generated sales of $214.51 PSF with a weighted average occupancy cost of 9.3%. The comparable occupancies range from 99% to 100%.

- The Subject is situated in Gettysburg, just south of Gettysburg Borough (3.2 miles), the seat of government and primary population center of Adams County, Pennsylvania. Encompassing a land area of 520 square miles, Adams County is situated in the south central portion of the State, adjoining neighboring Maryland to the south. The Subject enjoys outstanding location and lies along the south side of the MD/PA State Route 97, or the Baltimore Pike, just east of U.S. Route 15 and only a few minutes drive from the Gettysburg National Park Visitor Center. The Subject draws patrons from Washington D.C., Baltimore and Harrisburg all within a 2 hour drive from the property.

- Tourism represents a large part of the economic base of the Gettysburg area. The Subject benefits from its location near the Gettysburg National Park, which is in the top 20 historic parks in the country drawing more than 2 million visitors per year. Additional developments include a $95 million visitor center located within 5-miles of the Subject.

- In 2004, the neighborhood population in a 5, 10 and 15-miles radius was 22,060, 69,340 and 154,260, respectively, and the average household income was $53,968, $55,580 and $57,012 for the same area. Gettysburg Village Factory Outlet's trade area extends well beyond that of a normal neighborhood or community shopping center or regional mall. The Property's customer base is drawn from Gettysburg's natural tourist attractions, which bring visitors from Washington D.C., 75+/- miles to the southeast, Baltimore, 60+/- miles to the southeast, and Harrisburg, 40+/- miles to the northeast.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               GETTYSBURG VILLAGE

                       ADDITIONAL INFORMATION (CONTINUED)

- The sponsor, Kenneth P. Balin, is the carveout guarantor. Mr. Balin is the President and CEO of AMC Delancey Group, Inc. Since founding AMC Delancey Group in 1992, Mr. Balin has directed the development and implementation of the firm's operational and investment strategies. Mr. Balin has over 30 years of experience in real estate. Mr. Balin has a current net worth of over $10 million. Mr. Balin currently owns over 2.8 million square feet of commercial space.

- The Subject is owned and managed by AMC Delancey Group, Inc. ("Delancey"). Delancey is a well-capitalized private real estate company with extensive experience in providing capital to operating partners along with operational experience. The organization has produced a successful and proven track record of acquiring a diversified real estate portfolio, which includes multi-family, office, retail, industrial, hospitality and land assets throughout the East Coast.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                               GETTYSBURG VILLAGE

LEASE ROLLOVER SCHEDULE (1)

                                                                                          % OF TOTAL BASE   CUMULATIVE % OF
                        # OF LEASES  AVERAGE BASE RENT    % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES    TOTAL RENTAL
        YEAR              ROLLING      PER SF ROLLING        ROLLING      OF SF ROLLING       ROLLING      REVENUES ROLLING
         MTM                10             $      8.14         8.9%            8.9%             5.2%              5.2%
        2006                 2             $     15.33         2.1%           11.0%             2.3%              7.4%
        2007                 4             $     11.72         3.9%           14.9%             3.3%             10.7%
        2008                 8             $     14.56         9.7%           24.6%            10.1%             20.8%
        2009                 3             $     18.62         1.5%           26.0%             2.0%             22.8%
        2010                24             $     17.15        32.1%           58.1%            39.3%             62.1%
        2011                 5             $     13.81         8.0%           66.1%             7.9%             70.0%
        2013                 1             $     18.00         1.8%           67.9%             2.3%             72.3%
        2014                 4             $     15.90         5.1%           73.0%             5.8%             78.1%
        2015                 5             $     16.43         7.2%           80.3%             8.5%             86.6%
        2016                 1             $     15.00         2.9%           83.2%             3.1%             89.7%
  GREATER THAN 2016          2             $      8.83        16.3%           99.5%            10.3%            100.0%
       Vacant                2             $      0.00         0.5%          100.0%             0.0%            100.0%

(1)  Data based on rent roll dated 4/1/2006.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 75 MAIDEN LANE

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 75 MAIDEN LANE

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 75 MAIDEN LANE

                             ADDITIONAL INFORMATION

- 75 Maiden Lane is a 172,040 square foot Class B office property located in the financial district of New York. The subject consists of a 13-story building situated on a 0.32-acre, irregular rectangle-shaped parcel.

- Bounded by Maiden Lane, Pearl Street, William Street and Cedar Street, the subject benefits from central positioning in New York's financial district. Constructed in the early 1920's, the building is encompassed by a brick and stucco facade with black marble surrounding the exterior entryway.

- Since acquiring the Subject in 1998, the Borrower has spent approximately $15 million on capital and tenant improvements including rehabilitating the lobby, replacing windows, upgrading elevator systems, building out the executive suites and installing new copper and fiber optic lines.

- The property was 95% occupied as of November 30, 2005 by a diverse base of 42 tenants paying an average rent of $26.35 PSF. The ground floors and basement are leased to five retail tenants including a salon, nail salon, and restaurant. Major tenants at the subject include Boundless Equities ($24.74 PSF; 20.5% NRA; lease exp. 12/31/2018), Tradecard, Inc. ($26.00
     PSF; 11.3% NRA; lease exp. 5/31/2007), The Gotham Companies ($25.31 PSF; 7.6% NRA; lease exp. 8/31/2012), and Plus One Holdings ($24.68 PSF; 5% NRA; lease exp. 3/31/2012).

- Boundless Equities occupies 35,200 square feet at $24.74 PSF plus expenses over a base year through December 2018. Boundless Equities is a borrower-related company that manages the executive suites occupying the 2nd and 3rd floors of the property. The executive office suites are fully furnished with high quality business furniture marketed to companies and organizations in need of office space for short periods of time. The space is comprised of 87 suites, 3 conference room suites, a storage room suite, and a building management office (4 suites). Boundless Equities maintains similar operations at 352 7th Avenue (37,500 SF), 65 Broadway (31,160 SF), and 80-90 Maiden Lane (35,850 SF).

- Tradecard, Inc. occupies two suites at the property for total space of 19,355 square feet at $26.00 PSF plus expenses over a base year through May 2007 with one, five-year extension option. TradeCard provides domestic and international trade services, specializing in financial supply chain management, purchase-order approvals, payment decisions, and settlement. The company also partners with financial institutions to offer automated supply chain funding, credit protection, export financing, and money movement services. The company's 2004 sales were approximately $14.1 million. Warburg Pincus, a private equity firm with over $21 billion invested abroad, is the majority shareholder.

- The Gotham Companies ("Gotham") occupies 13,000 square feet at the property through August 2012 at $25.31 PSF plus expenses over a base year with one, five-year extension option. Rent increases every year of the lease by 2.5%. The Gotham Companies provides training placement services for nurses throughout New York City. Over the past thirty years, the company has trained numerous nurses and placed them at various city agencies and hospitals including Bellevue Hospital and St. Vincent's.

- The subject is located in the area defined as the Financial District, which contains the second largest inventory of Class B office space in Downtown Manhattan. The area is densely developed with office space, retail space, commercial space, restaurants, clothing stores and other retail uses. The Financial District contains a large number of pre-war office buildings with most retail uses found primarily on Broadway, Fulton, and Chambers Streets, and areas surrounding the subway stops. Major retail centers in the downtown area include the South Street Seaport, the Nassau Street Mall, and the World Financial Center. Major east/west arteries in this sub-district include Fulton Street, John Street and Maiden Lane. The area is well-served by public transportation including multiple subway lines, buses and ferries, and the PATH train from New Jersey.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 75 MAIDEN LANE

                       ADDITIONAL INFORMATION (CONTINUED)

- As of the 4th Quarter 2005, the Financial District contained approximately 43,100,000 square feet in 88 buildings, according to CoStar. The Subject's Peer Group inventory of class B/C space in the micro-market includes a total supply of 4,201,777+/- square feet, inclusive of the subject property. These properties exhibit a vacancy rate of 6.7%. This is indicative of a very stable sub-market that is out-performing the Downtown and the Financial District submarkets, which have vacancy rates of 14.4% and 9.7%, respectively and a rental range of $24.00 to $30.00 with an average of $26.71 PSF.

- The borrowing entity is a bankruptcy remote, single purpose entity controlled by Jeff Wassermann. Jeff Wasserman has been involved in the ownership and development of real estate properties for over 20 years. His current portfolio includes 1.6 million square feet of office space primarily in Manhattan and Long Island. He has a net worth of approximately $70.3 million and liquidity of $6 million.

- The property manager, A.M. Property Holdings Corporation is owned and operated by Jeff Wasserman and Paul Wasserman. A.M. Property has been involved in leasing and management of office and retail properties for more than 17 years. A.M. Property currently is the owner/manager of six office buildings in Manhattan and Long Island that contain 1,535,000 square feet.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 75 MAIDEN LANE

LEASE ROLLOVER SCHEDULE (1)

                                                                                     % OF TOTAL BASE    CUMULATIVE % OF
                   # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
      YEAR           ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
       MTM              1              $23.69             0.3%            0.3%             0.3%               0.3%
      2006              4              $25.34             3.1%            3.3%             3.1%               3.4%
      2007              3              $25.86            13.0%           16.3%            13.6%              16.9%
      2008              6              $25.57             9.3%           25.5%             9.6%              26.5%
      2009              6              $25.10             6.7%           32.2%             6.8%              33.2%
      2010              2              $31.24             1.4%           33.6%             1.8%              35.0%
      2011              1              $26.52             4.6%           38.2%             4.9%              40.0%
      2012              7              $27.25            25.8%           64.0%            28.4%              68.4%
      2013              1              $26.37             1.9%           65.9%             2.0%              70.3%
      2015              2              $23.94             2.3%           68.2%             2.2%              72.6%
      2016              1              $48.89             1.0%           69.3%             2.1%              74.6%
GREATER THAN 2016       3              $24.79            25.3%           94.6%            25.4%             100.0%
     Vacant             1              $ 0.00             5.4%          100.0%             0.0%             100.0%

(1)  Data based on rent roll dated 11/30/2005.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                   SUMMIT HILL

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                   SUMMIT HILL

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                   SUMMIT HILL

                             ADDITIONAL INFORMATION

- Summit Hill (the "Subject") is a 411-unit, Class A apartment complex located in Chapel Hill, North Carolina. The Subject consists of 28 three-story buildings along with a rental office. Situated on a 38.9-acre site, the Subject was constructed in two phases in 1990 and 1995. Unit mix is comprised of 171 one-bedrooms, 174 two-bedrooms and 66 three-bedrooms ranging in size from 685 square feet to 1,323 square feet, with an average of 1,005 square feet. The Subject is currently 94% occupied.

- The Subject is located just inside the western boundary of Durham County and benefits from its proximity to the University of North Carolina campus, approximately four miles, and to Research Triangle Park approximately seven miles from the Subject. The Subject is located along the east side of Farrington Road, south of SR 54 and west of IH-40.

- Subject amenities include a clubhouse, fitness center, two swimming pools, two laundry rooms, two tennis courts, a sand volleyball court, 70 detached garages, 652+ asphalt-paved surface parking spaces and mature landscaping on almost 39 acres.

- Summit Hill has a high concentration of graduate students, which account for about 40-50% of the tenants. Many of the graduate students are fully employed. There are relatively few undergraduate students at the property and those students have their leases co-signed by their parents.

- The Raleigh-Durham-Chapel Hill area's economy is primarily driven by the state capital in Raleigh and three top research universities which in effect form the corners of the Research Triangle: Duke University in Durham; The University of North Carolina in Chapel Hill; and North Carolina State University in Raleigh. The expansion of metro area's economic base strongly correlates with the growth and development of the world-renowned Research Triangle Park, the largest and most successful planned research and development park in the country. As a result, research and development companies such as IBM, NorTel, Novartis, BASF, Cisco Systems, and GlaxoSmithKline have migrated to the area over the years. Dozens of smaller biotechnology and software firms have also relocated to or were created there.

- The 130+ firms located in Research Triangle Park employ 40,000 workers. The Durham area May 2005 unemployment rate was 4.1%, which reflects a 0.2% increase from the May 2004 figure. The Durham area, after years of consecutive increases in the unemployment rate, has realized a positive employment growth over the past 2 years.

- The synergy created by Raleigh-Durham-Chapel Hill's favorable environmental, economic, and social climate has resulted in its substantial economic growth over the past few decades. The area offers an excellent business environment, as evidenced by the relocation and/or expansion of several retailers and manufacturers to the area over the past few years.

- The following demographic profile reflects that of a middle-income area with average household incomes of $70,816, $79,524 and $70,394 for the one, three and five mile radius of the Subject, respectively. The total population figures for the one, three and five mile radius of the Subject are 2,154, 30,393 and 113,894, respectively.

- The Subject is located in the South Durham submarket. According to REIS, as of year-end 2005, the market contained 15,025 multi-family units. The occupancy for the submarket is 92%, which is up from 88% in 2003. For the most similar properties in the Subject's area, the average rental rates range from $779 to $1,154 per unit with an overall weighted average of $951 per unit. Occupancy rates range from 93% to 98% with a weighted average of approximately 96%. The Subject's rents range from $615 per unit to $980 per unit, with a weighted average of $769 per unit.

- The sponsor and borrower is Farrington Lake Apartments NF L.P., an entity controlled by Sterling American Property. Sterling is a repeat borrower for Column Financial. Column has lent approximately $406 million on Sterling-related properties, excluding Summit Hill, over the last year.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                   SUMMIT HILL

                       ADDITIONAL INFORMATION (CONTINUED)

- Sterling is a national real estate organization that has purchased or developed over 25.5 million square feet of commercial space and 45,000 residential units. In acquiring more than $3.5 billion of real estate and real estate related assets nationwide, Sterling has attained a diverse portfolio of properties that consistently generates superior, low risk returns.

- Westdale Asset Management, a borrower-related entity, is the property manager. Westdale is a real estate management company providing property management, financial and accounting, and asset management services for multi-family properties throughout the United States. Westdale currently owns and/or manages more than 36,000 units located throughout the country.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            ANDOVER HOUSE APARTMENTS

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            ANDOVER HOUSE APARTMENTS

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            ANDOVER HOUSE APARTMENTS

                             ADDITIONAL INFORMATION

- Andover House Apartments Loan is expected to be shadow rated A+ and Baa3 by S&P and Moody's, respectively.

- Andover House Apartments (the "Subject") is a 171-unit, Class A luxury, twelve-story apartment building, located in Washington, DC. The collateral's unit mix is comprised of 21 studio units, 114 one-bedroom units, 36 two-bedroom units. The Subject was completed in 2004 and quickly reached a stabilized occupancy level of 95% by November 2005, four months ahead of initial projections. The Subject is currently 100% occupied.

- The Subject is located on the southwest corner of the intersection of 14th Street and N Street in the Northwest quadrant of downtown Washington. The building is situated one-half block from four downtown transportation arterials, including Massachusetts Avenue, 14th Street, M Street and Vermont Avenue and within a few blocks of three different Metro rail stations. Within a 5 to 15-minute walk are the White House, Capitol Hill, the Mall area, the city's new Convention Center and the Georgetown submarket.

- Subject amenities include a building reception desk that is manned 24/7 and serves as the building concierge, a conference room, a business center, an ATM, resident mailbox area, and a 24-hour fitness center. Parking consists of a four-level underground garage directly below the subject high-rise building. All units have fully-equipped designer kitchens, including granite countertops, ceramic tile floors and a full appliance package, and each unit includes full-size washers and dryers. Select units offer private balconies.

- The Washington area is considered one of the top real estate markets in the nation, primarily buoyed by the presence of the Federal Government. Over the past decade there has been significant expansion in the presence of technology and healthcare companies. Washington ranks fourth in the nation in the size of its multifamily housing market. According to a recent report published by the Washington Area Council of Government, trends in employment growth and increases in per capita income have contributed to strengthened demand for housing units throughout the region.

- The rents at the Subject are generally in-line with the market comparables. The Subject's studio average rent is $1,409 while the market comparable rents are $1,305 - $2,075, the Subject's one-bedroom average rent is $1,976 while the market comparable rents are $1,520 - $3,220, and the Subject's two-bedroom average rent is $3,181 while the market comparable rents are $2,370 - $4,900. As of the third quarter 2005 the average monthly rent for comparables ranged from $2,331 to $2,944. The Subject's comparable properties exhibit an average occupancy of approximately 96%.

- Washington has one of the best-educated and highest-paid populations in the nation. Approximately, 42% of the population has a four-year degree or better, compared to just 28% for the top 100 metropolitan areas and 25% for the U.S. overall. The demographics for the Subject neighborhood are very strong. The 2004 population in a one, three and five-mile radius was 55,737, 305,087 and 651,264 and the average household income was $69,928, $75,173 and $78,038, respectively. The Washington Metro Area's median household income in 2004 of $70,300 was one of the highest in the nation, and was more than one-third greater than the Top 100 median of $51,500.

- The Sponsor for the borrowing entity is LCOR Property Company LLC & LCOR Property Company II LLC, which are controlled by LCOR, Inc. and Property Asset Management Inc. (PAMI), a wholly owned subsidiary of Lehman Brothers (S&P: A+).

- LCOR, Inc., is a Berwyn, PA based national, full service real estate development, investment, operations, and management company specializing in public/private development, large-scale multifamily residential development, and commercial property development including mixed-use, office and transit-oriented properties. The firm has approximately $8 billion in developments completed including over 20,000 residential units and more than 16 million square feet of commercial space. The firm maintains management offices in Bethesda, MD and New York, NY, and is principally focused in the Northeast and Mid-Atlantic regions. LCOR Asset Management Limited Partnership, a borrower-related entity, manages the Subject.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 PARC AT DULUTH

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 PARC AT DULUTH

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                                 PARC AT DULUTH

                             ADDITIONAL INFORMATION

- The Parc at Duluth (the "Subject") is a 165 unit, Class A luxury multifamily apartment building for seniors located within the city of Duluth, Georgia. The collateral is comprised of a three-story building containing 24 efficiency, 90 one-bedrooms and 51 two-bedroom units. The Subject was constructed in 2003 and was 72% occupied as of February 2006.

- The Subject is situated on a 8.43-acre site located approximately 42 miles north of the Atlanta Central Business District. The immediate area is developed with both residential and commercial uses. The property is in excellent condition and is very well maintained. It is in proximity to Atlanta, as well as an elaborate network of transportation routes including I-285, I-20, I-75, and I-85.

- The Subject is an independent living retirement center that was primarily designed for and is operated as a rental property. Independent living units are typically self-contained apartments. Services at the Subject include meals, transportation, linen service, housekeeping, social, and recreational activities. Affluent seniors between the ages of 55 and 85 looking for the independence of living on their own without the responsibility of caring for a home are attracted to these facilities. The property does not offer any medical services.

- Property amenities include a 24 hour reception desk, management offices, lounge area, library/reading room, media room, business center, fitness center, three laundry rooms, a dining room, heated swimming pool, hot tub, two full-time social directors, a two bedroom guest suite, storage facilities, salon/barber shop and 28 detached garages. The property benefits from an exceptionally trained staff and lavish amenities that provide the independence, security, and luxury that the affluent residents desire.

- The properties deemed most comparable to the Subject exhibit occupancy rates ranging from 73% to 100% with a weighted average occupancy of 91%. Average rents at the Subject are $3.65 per square foot, or $3,182 per unit. Surveyed average rents range from $2.76 to $4.78 per square foot, or $1,995 to $5,175 per unit. According to the appraiser, each of the comparable properties charge for a second resident, and the extra charges range from $300 to $500 with an average $425 per unit per month. The appraiser attributes the wide range of rents to the quality and quantity of amenities offered, unit size, and location.

- The independent living market is expected to benefit from changes to the demographical landscape in the United States. Of the three primary seniors housing sectors, independent living will be the first to benefit from the upcoming wave of Baby Boomers (the Baby Boom era is generally defined as the period from 1947 through 1961 and the first of the generation will turn 65 in 2012). Indicative of this trend, the population of the people over 55 years old in the Atlanta metropolitan area has increased by 15% since 2000 and is expected to grow another 30% by 2010 to more than 1.04 million residents.

- The borrower is a bankruptcy-remote, single purpose entity controlled by Parc Senior Communities, LLLP (40%), Minerva Real Estate Fund (22.5%) and various individuals (37.5%), with each such member owning less than 8% of the borrower. Roy Dickson, the carveout guarantor and 50% owner of the Parc Senior Communities, LLLP entity, is president of Prime Development Corporation and has been involved in the development of commercial real estate with an aggregate value in excess of $320 million. He has been involved in development, leasing and management of various commercial real estate projects, predominately in the greater Atlanta area. Minerva is a German based real estate investment consortium that has a long history of investing the money of high net worth European investors into real estate transactions. Minerva typically invests alongside its outside high net worth investors.

- The Property is managed by Parc Senior Communities, LLLP ("PSC"), a borrower-related entity. PSC has become a leader in providing rental housing for affluent seniors in the greater Atlanta area. The company has successfully developed two communities in Atlanta (Parc at Piedmont and Parc at Duluth) that they simultaneously manage and are planning to construct similar communities and other retirement oriented properties in major markets throughout the USA. The operating and employee training systems that are utilized at the two properties were designed in conjunction with Mr. Horst Schulze, co-founder and former CEO of Ritz Carlton Hotels.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                         STEVENSON RANCH PLAZA - PHASE I

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                         STEVENSON RANCH PLAZA - PHASE I

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                         STEVENSON RANCH PLAZA - PHASE I

                             ADDITIONAL INFORMATION

- Stevenson Ranch Plaza - Phase I (the "Subject") is a 124,835 square foot anchored retail center located at the intersection of West Pico Canyon Road and The Old Road adjacent to the Golden State Freeway (Interstate Highway
     5) in Stevenson Ranch, California approximately 33 miles northeast of the Los Angeles CBD.

- The Subject is anchored by a Ralph's (35% of NRA; $17.49 PSF; lease exp. 6/1/2022; S&P BBB-), Linens `n Things (28% of NRA; $15.24 PSF; lease exp. 1/31/2012), and PetsMart (21% or NRA; $11.95 PSF; lease exp. 1/31/2013;
     S&P: BB). In 2005, Ralph's and PetsMart generated sales of $368 PSF and $251 PSF, respectively. In 2004, Linens `n Things had sales of $204 PSF. The Subject is 100% occupied by 14 tenants. Credit tenants occupy 55% of the space.

- The collateral, which is Phase I of Stevenson Ranch, is comprised of five, single-story buildings and a pad situated on a 13-acre site. Phase I was constructed in 1996. The second phase (Phase II), which was completed in 1999, contains 62,200 square feet and is anchored by a Steinmart. Phase II does not serve as collateral for the loan. The Subject enjoys seven entrances along three major thoroughfares.

- The Subject is in the Santa Clarita sub-market, which contains approximately 8,087,000 square feet of retail space in 73 properties. Approximately 360,000 square feet was added to the sub-market's inventory in 2005 and absorption was positive at 297,000 square feet. The vacancy rate for neighborhood centers in the submarket was 1.9% as of December 31, 2005, which is a decrease from the third quarter rate of 2.2%. The average asking in-line rents for the comps ranged from $30.00 to $42.00 per square feet NNN with an average of $37.50 per square foot. The Subject's in-line space rents range from $29.13 to $38.77 NNN with an average of $32.91 per square foot. Market rents are $39.00 per square foot NNN, indicating potential upside at the Subject. The current market occupancy is 97.1%, while the Subject is operating at 100% occupancy.

- As of the 2000 census, the population in Los Angeles County was 9,519,338, a 7.4% increase since 1990. The population in Los Angeles County is projected to increase an additional 11.4% by 2010. Los Angeles County accounts for 28% of the state's population and 49.5% of the population in Southern California. According to Claritas, in 2005, the population in a one, three and five-mile radius is 10,986, 57,237 and 92,875, respectively. The average household income in a one, three and five-mile radius is $104,215, $99,615 and $100,093, respectively. The population within one mile of the Property has seen significant growth, as it expanded by 93% between 1990 and 2000.

- Overall, the property is considered to be well located in Stevenson Ranch, where it enjoys very good access to Interstate 5. The Subject's neighborhood is currently in a stage of growth, considering the amount of new residential development, and as such, it should enjoy a continued demand.

- The sponsors, Meyer Nugit and The Meyer and Trudy Nugit Family Trust, purchased the Subject in 1998 and subsequently developed the vacant land, which is now Phase II. Mr. Nugit is an experienced real estate investor and a repeat borrower. Over the last three years, Column Financial has provided financing for four properties totaling approximately $116 million. Together, the sponsors have a net worth of $233 million.

- DSB Properties, Inc. ("DSB"), manages the Subject. The manager is David Blatt, who is president of DSB and has more than twenty years of commercial real estate experience. DSB Properties manages approximately 2.5 million square feet of retail space that currently has no vacancies.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                         STEVENSON RANCH PLAZA - PHASE I

LEASE ROLLOVER SCHEDULE (1)

                                                                                     % OF TOTAL BASE    CUMULATIVE % OF
                   # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
      YEAR           ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
      2006              1              $30.63             1.0%            1.0%             1.6%               1.6%
      2007              3              $31.65             2.9%            3.8%             5.0%               6.6%
      2008              5              $34.19             7.0%           10.9%            13.1%              19.8%
      2009              1              $32.78             3.0%           13.9%             5.4%              25.2%
      2012              2              $16.71            30.6%           44.5%            28.0%              53.2%
      2013              1              $11.95            20.9%           65.4%            13.6%              66.8%
GREATER THAN 2016       1              $17.49            34.6%          100.0%            33.2%             100.0%

(1)  Data based on rent roll dated 11/30/2005.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            LINCOLN GREEN APARTMENTS

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            LINCOLN GREEN APARTMENTS

                        [PLACEHOLDER FOR BOX FROM PROSUP]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                            LINCOLN GREEN APARTMENTS

                             ADDITIONAL INFORMATION

- Lincoln Green Apartments (the "Subject") is a Class B, garden-style apartment complex, located in San Antonio, Texas and built in 1985 and renovated in 2003. The Subject has 680 residential units, with a unit mix that includes 544 one-bedroom units and 136 two-bedroom units. The Subject's residences are located in 52 two-story multifamily buildings. The Subject was 91% occupied as of December 9, 2005. The Subject is situated on a 24.43-acre parcel and has 987 parking spaces (1.45 spaces per unit).

- Unit amenities include a standard kitchen, dishwasher, microwave, cable and patio/balcony. Every unit is equipped with a full-size washer and dryer, and select units have fireplaces. On-site amenities include four swimming pools, hot tub, fitness center and two barbeque/picnic areas. The property also benefits from an on-site leasing office.

- The Subject enjoys a great location in north San Antonio, approximately eight miles north of the San Antonio Central Business District. This north/northwest corridor of San Antonio has been the main growth area of the city and the most desirable area to live and work. The Subject is located in an area which is predominately developed with retail and commercial uses, backing up to residential development. Virtually all types of supportive commercial developments can be found in the subject area including freestanding retail and strip centers, restaurants, office buildings and service related businesses. Located approximately 1.5 miles northwest of the Subject is the corporate headquarters of USAA, a major insurance and financial services corporation. USAA is San Antonio's largest private employer with approximately 15,000 employees in the San Antonio area.

- The city of San Antonio is located in south-central Texas, 197 miles west of Houston. San Antonio is the eighth largest city by population in the United States and third largest city in Texas. According to the U.S. Census Bureau, the San Antonio MSA was reported to have a population of 1,592,383 as of 2000. From 1990-2000, the population grew 14.8% in the city of San Antonio and 20% in the San Antonio MSA. According to the Texas A&M Real Estate Center, the San Antonio MSA is anchored by three key industries: health care/biomedical, tourism, and the military. Unemployment in March 2005 was 5.1%, down from 5.8% the previous year, and is lower than the state average of 6.1% and national average of 5.2%. Due to its trade and service growth combined with a stable tourist industry, the outlook for the San Antonio area is for a growth cycle over the next few years.

- According to Reis as of 4th Quarter 2005, the San Antonio Multifamily Market contained 128,876 units, which exhibited a vacancy rate of 6.1%. This was down by 0.6% from 3rd Quarter 2005 vacancy of 6.7%. Furthermore, vacancy is down by 1.5% from YE 2004 vacancy of 7.6%. As of 4th Quarter 2005, the average asking rents were $638 PSF. The Subject is located in the Far North Central Submarket, which contains 26,604 units, of which 1,623, or 6.1% were vacant. This was down by 0.7% from 3rd Quarter vacancy of 6.8% and down 1.6% from year-end 2004 vacancy of 7.7%. As of 4th Quarter 2005, the average asking rents were $705, up by 1.3% from year-end 2004 average asking rent of $696.

- Average rents for the most comparable properties in the Subject's area range from $439-$605 for one-bedroom units with a weighted average of $515 per unit. The Subject is achieving an average rental rate of $492 per unit. Average two-bedroom rents for the comparables range from $645-$820 per unit with a weighted average of $706 per unit. The Subject is achieving an average rental rate of $697 per unit.

- The Sponsor, Chowdary Yalamanchili, is president and owner of CNC Investments, Ltd., L.L.P. ("CNC") and has a net worth in excess of $124,000,000. CNC is the company responsible for rehabilitating, managing, and leasing the Property. CNC has been in business for nearly 25 years and currently manages over 38,000 units in seven states, which are valued at over $1.7 billion. CNC currently manages over 27,000 units in Texas, with over 3,000 units in San Antonio. Chowdary Yalamanchili is a repeat borrower of Column, having borrowed more than $1.25 billion in 135 transactions.

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 5, 2006

CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                    PHONE           FAX              E-MAIL
BARRY POLEN
MANAGING DIRECTOR          212.325.3295    212.325.8104    barry.polen@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR          212.538.8737    212.743.4762    ken.rivkin@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR          212.325.3295    212.743.4790    chris.anderson@credit-suisse.com

ANDREW WINER
DIRECTOR                   212.325.3295    212.743.4521    andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                   212.325.2648    212.743.5830    derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT             212.325.3492    212.743.4827    jason.fruchtman@credit-suisse.com

GLEN JACKWICZ
ASSISTANT VICE PRESIDENT   212.538.7172    917.326.3142    glen.jackwicz@credit-suisse.com

WILLIAM CUMBY
ASSOCIATE                  212.325.3295    212.743.4723    william.cumby@credit-suisse.com

                               STRUCTURED FINANCE

CONTACT                    PHONE           FAX              E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR          212.325.5584    212.743.5227    jeffrey.altabef@credit-suisse.com

DANIEL WOLINS
DIRECTOR                   212.538.6282    212.743.5556    daniel.wolins@credit-suisse.com

MICHAEL ZAMPETTI
ASSOCIATE                  212.325.3926    212.743.4820    michael.zampetti@credit-suisse.com

VERNON BECKFORD
ANALYST                    212.538.9346    212.743.5317    vernon.beckford@credit-suisse.com

ADAM STERLING
ANALYST                    212.538.7422    212.743.5318    adam.sterling@credit-suisse.com

MICHAEL COSTELLO
ANALYST                    212.538.2215    212.322.0903    michael.costello@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.